[The American Funds Group(r)]

THE INCOME FUND OF AMERICA
ANNUAL REPORT FOR THE YEAR ENDED JULY 31, 2000

[Illustration of a man and a woman walking on a path which runs through rolling hills]

Finding Opportunities in a Changing Landscape



The Income Fund of America(r) seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The Income Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

There are two ways to invest in The Income Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.



FELLOW SHAREHOLDERS:

True to its mandate, The Income Fund of America continued to deliver well-above-average income during the fiscal year just ended - the dividend rate was 5.4% for the year. Unlike the price of your portfolio, which fluctuates daily, income is the tangible component of total return. If, like most shareholders, you have reinvested your dividend checks in additional fund shares over the years, this income has contributed meaningfully to your investment. (Please refer to the mountain chart on pages 6-7.) For the fund's 26-year lifetime, IFA has provided a 13.2% average compound annual return and more than half that return has come from reinvested income.

Last year's substantial dividend rate reflected your fund's continuing resolve to find and hold good dividend-paying stocks even when the market wasn't paying them that much heed. The value of the portfolio, with all distributions reinvested, slipped 2.1% during the period. However, trends in recent weeks have been more favorable to the fund; as of September 11, the portfolio value is up 4.3% since the July 31 end of the fiscal year. (See Results at a Glance on page 16 for fiscal-year comparisons with benchmarks.)

Over the years, "buy low, sell high" has been the axiom for successful investing. But in a market driven by expensive technology-related stocks offering no yield, the watchword is "buy high, sell higher" - if you are lucky. From the charts on this page, you can see that for the 12 months ended July 31, 2000, about a quarter of the S&P 500 provided no yield, but rose an average of 33%. This group of non-dividend-paying stocks now sells at an average price/earnings ratio of about 71 times earnings. In dramatic contrast, those stocks in the S&P 500 yielding 3% or more - prime candidates for IFA's portfolio - declined 13% and are valued at an average price/earnings ratio of 10 times earnings. (A price/earnings ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.)

[Begin sidebar]
STOCKS THAT DON'T PAY DIVIDENDS HAD THE HIGHEST RETURNS


Source: Prudential Securities Quantitative Monthly.

[Begin bar chart]
S&P 500 ONE-YEAR RETURNS BY YIELD SECTOR
FOR THE YEAR ENDED JULY 31, 2000
[End bar chart]

Yield Sector     1-Year Return
0.0%             32.9
0-1%             21.4
1-2%              2.3
2-3%             -4.3
>3%             -13.4


[Begin pie chart]
S&P 500 BY YIELD SECTOR
AS OF JULY 31, 2000

Yield Sector     % of Total
0.0%             26.3
0-1%             29.6
1-2%             22.3
2-3%             12.3
>3%              9.5

[end pie chart]
[Begin bar chart]
S&P 500 VALUATION BY YIELD SECTOR
PRICE/EARNINGS RATIO AS OF JULY 31, 2000

Yield sector     P/E
0.0%             71.2
0-1%             32.3
1-2%             25.4
2-3%             15.2
>3%               9.9

[end bar chart]
[End 3 charts using the above table of data]
[End sidebar]


[Begin Pull Quote]
The past 12 months have
been an extraordinarily
difficult time for
"value-oriented" higher
yielding stocks.
[End Pull Quote]

Investors were reminded last spring that paying any price for growth can have painful consequences. On March 10, the market began to question the high valuations of many Internet companies. Among other things, investors were concerned about the ability of unprofitable, non-cash-generating growth companies to survive. As a result, the technology-heavy Nasdaq fell 37% from its March 10 high to its May 23 low. During the same period, IFA rose 4.1% with dividends excluded. Standard & Poor's 500 Composite Index, a measure of mostly large U.S. companies, fell 1.5%.

[Begin Pull Quote]
Investors were reminded
last spring that paying any
price for growth can have
painful consequences.
[End Pull Quote]


[Begin line chart]
HOW IFA FARED DURING THE SPRING NASDAQ DECLINE
PERCENT CHANGE FROM VALUE AS OF MARCH 10, 2000

Date               IFA % Change            NASDAQ % Change

3/10/00            0.00                    0.00
3/13/00            -0.07                   -2.80
3/14/00            -1.80                   -6.77
3/15/00            -0.20                   -9.23
3/16/00            2.27                    -6.56
3/17/00            1.54                    -4.96
3/20/00            1.40                    -8.69
3/21/00            2.21                    -6.67
3/22/00            1.80                    -3.64
3/23/00            2.54                    -2.14
3/24/00            2.34                    -1.70
3/27/00            2.21                    -1.78
3/28/00            2.01                    -4.25
3/29/00            2.14                    -8.00
3/30/00            2.74                    -11.70
3/31/00            3.34                    -9.42
4/3/00             4.01                    -16.34
4/4/00             3.88                    -17.82
4/5/00             3.54                    -17.42
4/6/00             3.88                    -15.47
4/7/00             3.48                    -11.93
4/10/00            4.01                    -17.04
4/11/00            4.28                    -19.66
4/12/00            4.68                    -25.33
4/13/00            4.48                    -27.17
4/14/00            2.21                    -34.21
4/17/00            1.94                    -29.90
4/18/00            2.41                    -24.86
4/19/00            2.61                    -26.59
4/20/00            2.54                    -27.82
4/24/00            2.94                    -31.02
4/25/00            4.08                    -26.49
4/26/00            4.08                    -28.10
4/27/00            3.34                    -25.25
4/28/00            3.07                    -23.53
5/1/00             3.68                    -21.60
5/2/00             3.81                    -25.02
5/3/00             2.81                    -26.57
5/4/00             3.07                    -26.31
5/5/00             3.21                    -24.40
5/8/00             3.61                    -27.32
5/9/00             3.61                    -28.99
5/10/00            3.34                    -32.96
5/11/00            4.01                    -30.68
5/12/00            4.41                    -30.10
5/15/00            5.35                    -28.54
5/16/00            5.35                    -26.36
5/17/00            4.75                    -27.80
5/18/00            4.68                    -29.91
5/19/00            4.34                    -32.85
5/22/00            4.41                    -33.36
5/23/00            4.08                    -37.32

[End chart]


INVESTING FOR INCOME IN A YEAR OF RISING INTEREST RATES

Reflecting concern about an overheating economy and the risk of rising inflation, the Federal Reserve Board boosted short-term interest rates in February, March and May. Some of this tightening was anticipated by the market in the first half of IFA's fiscal year and was reflected in the poor price action of electric utilities, banks and many cyclical stocks in such areas as paper, chemicals and retailing.

Once investors began to see the signs of economic slowdown taking hold and consensus began to build that further interest rate hikes might not be required, a number of these sectors began to bounce back. Given the magnitude of the initial decline, however, the rebound was not sufficient to provide a positive return for the fund by fiscal year-end.

Beyond the broad downward pressures on parts of the portfolio, returns* to your fund were also affected by company-specific disappointments. First Union, our largest holding, declined 39.8% due to difficulties in integrating an acquisition and rising interest rates. J.C. Penney's slow progress in restructuring and perceived lack of a clear strategy pushed the stock down 59.9%. AT&T fell 38.7% when the company failed to meet earnings expectations; fortunately, the fund escaped most of that decline by selling shares when prices were higher.

*Return to the fund reflects price changes and dividends received from the beginning to the end of the fiscal year.

[Begin Pull Quote]
The fund was helped by
merger and acquisition
announcements of several
natural gas companies.
[End Pull Quote]

[Begin Pull Quote]
Reflecting concern about
an overheating economy,
the Federal Reserve boosted
short-term interest rates.
[End Pull Quote]

Not all company-specific news was poor. U S West, the fund's largest holding at the beginning of the fiscal year, was taken over by Qwest Communications International at a handsome gain. This made it a standout in a very rocky telecommunications group.

Returns for gas and electric utilities, the fund's largest industry concentration, were mixed for the full year, even though electric utilities rallied strongly in the second half while technology companies declined. Results for energy sources and equipment companies were also mixed. Besides rising interest rates, earnings shortfalls and news of potential bad loan losses hurt many banks.

On the positive side, we saw takeover announcements for a number of natural gas companies in the portfolio. These announcements had a positive impact on stock prices, although the mergers may take many months to complete because of state regulatory review.

[Begin Pull Quote]
Real estate investment
trusts contributed
to price appreciation
and dividend income.
[End Pull Quote]

Real estate investment trusts also helped the fund, contributing to both price appreciation and dividend income. Fundamentals for major office buildings are strong and investors perceive these securities to be an inflation hedge. Importantly for IFA, these securities offer above-average yields. Significant contributors were Speiker Properties (+42.0%), Boston Properties (+26.7%) and Equity Residential Properties (+26.5%). Speiker Properties is a major owner of office space in the hot real estate market of Silicon Valley.

Convertible securities were another major contributor. As we discuss in the feature article beginning on page 8, these hybrid securities provide a dividend and participation in a company's common stock price, allowing IFA to invest in companies and industries which don't typically meet the fund's yield requirements. For example, the convertible subordinated notes of Advanced Micro Devices, a global supplier of products that enhance the processing power of personal computers, rose 193.9%.

[Begin line chart]
IFA DIVIDEND YIELD VS. BENCHMARKS
YEARS ENDED JULY 31

Year-end        IFA           Average of          Average of          S&P 500
                              income funds        equity-income
                                                  funds
1/31/75         7.30          7.29                6.49                4.71
7/31/75         7.24          7.03                6.33                4.18
1/31/76         6.30          6.19                5.38                3.65
7/31/76         7.06          6.37                4.56                3.66
1/31/77         6.94          6.17                4.60                4.01
7/31/77         6.15          6.07                5.34                4.47
1/31/78         6.61          6.58                5.95                5.28
7/31/78         6.70          6.44                5.53                4.92
1/31/79         7.56          6.85                5.89                5.12
7/31/79         7.38          6.92                5.82                5.19
1/31/80         7.83          6.96                6.05                4.99
7/31/80         7.63          7.01                6.06                4.95
1/31/81         8.07          7.37                6.48                4.81
7/31/81         8.16          7.95                6.81                4.91
1/31/82         8.75          8.73                7.28                5.53
7/31/82         9.81          9.70                8.52                6.37
1/31/83         7.95          8.18                6.36                4.74
7/31/83         7.95          7.97                5.84                4.28
1/31/84         7.74          8.12                4.98                4.36
7/31/84         8.60          9.48                6.46                4.87
1/31/85         7.58          7.83                5.81                4.22
7/31/85         7.45          7.89                5.80                4.07
1/31/86         7.07          7.16                5.04                3.75
7/31/86         7.27          6.90                5.38                3.45
1/31/87         6.69          6.25                4.48                3.03
7/31/87         7.02          6.54                4.35                2.69
1/31/88         7.50          7.06                5.16                3.31
7/31/88         6.96          7.12                4.79                3.27
1/31/89         6.69          6.72                4.50                3.34
7/31/89         6.67          6.35                4.43                3.04
1/31/90         6.99          6.77                5.48                3.37
7/31/90         7.18          6.81                5.70                3.31
1/31/91         8.12          7.11                5.53                3.52
7/31/91         7.11          6.46                4.80                3.11
1/31/92         6.33          5.94                4.18                2.96
7/31/92         6.06          5.61                3.89                2.89
1/31/93         6.44          5.24                3.59                2.83
7/31/93         6.23          4.73                3.30                2.79
1/31/94         5.56          4.50                3.15                2.64
7/31/94         6.14          4.55                3.39                2.80
1/31/95         6.14          4.67                3.42                2.81
7/31/95         5.56          4.40                3.18                2.41
1/31/96         5.07          4.28                2.75                2.18
7/31/96         5.22          4.52                2.78                2.28
1/31/97         5.09          3.89                2.36                1.89
7/31/97         4.84          3.87                2.10                1.61
1/31/98         4.27          4.06                1.89                1.58
7/31/98         4.49          3.99                1.84                1.43
1/31/99         4.79          3.65                1.61                1.29
7/31/99         5.03          3.82                1.62                1.24
1/31/00         5.40          4.11                1.63                1.19
7/31/00         5.64          4.16                1.72                1.15

All numbers calculated by Lipper Inc.
[End chart]


BONDS HELP FUND'S RESULTS

Our fixed-income securities (including bonds and cash equivalents) made a solid contribution to yield and helped total return. Their results were better than the equity portion of the fund. Of these, 56% are investment grade and 44% are below investment grade bonds.

High-quality bonds did reasonably well, led by U.S. Treasury bonds. A sharp slowdown in government borrowing - compounded by the launch of an unprecedented program to buy back publicly held debt - left investors with a shrinking pool of securities. The result: government bond prices surged, with long Treasury bonds returning 9% over the fiscal year. Mortgage-backed bonds also posted strong returns. Investment grade corporate bonds lagged these two sectors.

[Begin Pull Quote]
High-quality bonds
did reasonably
well, led by
U.S. Treasury bonds.
[End Pull Quote]

The high-yield bond market faced increasing defaults and downgrades over the past year, particularly in the health care industry. Nonetheless, despite broadly falling prices, IFA's high-yield bond investments made a solid contribution to meeting the fund's yield objective and delivered a positive total return.


REFLECTIONS ON THE FUTURE

We are now entering the 27th year that The Income Fund of America has been managed by Capital Research and Management Company. Over that period, the fund has consistently provided above-average income, steady long-term growth exceeding inflation, and a measure of resistance to market declines. We will make every effort to build on this strong record for the future.

[Begin Pull Quote]
We believe our
conservative style of
investing offers an
important component
of diversification.
[End Pull Quote]

With market indexes hitting new highs during the last year before falling off, sometimes dramatically, we have all been reminded that investing can be a volatile business. It places even greater importance on diversification. We believe our conservative style of investing offers an important component of such diversification and will pay off in the years ahead. We recognize how tough it has been to maintain that perspective and we value our shareholders' confidence in us.

Cordially,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Janet A. McKinley
Janet A. McKinley
President

September 11, 2000




FOLLOWING THE COURSE OF AN INVESTMENT IN IFA

Here's how a $10,000 investment in IFA Class A shares grew between December 1, 1973 - the day that Capital Research and Management Company became the fund's investment adviser - and July 31, 2000, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $259,177 with all distributions reinvested, an average increase of 13.0% a year.

The IFA figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, sales charges are lower for accounts of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.
The fund's 30-day yield for Class A shares as of August 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 5.25%.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.

[Begin chart]
THE VALUE OF A LONG-TERM PERSPECTIVE
Average annual compound returns*

                                                 Periods               Ended
Class A Shares                                   July 31, 2000         June 30, 2000
reflecting 5.75% maximum sales charge
Ten years                                        +11.17%               +10.94%
Five years                                       +10.19                +10.24
One year                                         - 7.72                - 9.92


*Assumes reinvestment of all distributions.

Results for Class B shares are not shown because of the brief time between their introduction on March 15, 2000, and the end of the period.


Standard & Poor's         IFA with            Lehman Bros.                 IFA not
500 Composite Index       dividends           Aggregate Bond Index         including
with dividends            reinvested          with interest                dividends
reinvested                                    compounded
8,506                     9,088               9,378                        8,767
9,994                     11,391              10,580                       10,141
12,118                    14,751              11,871                       12,155
12,079                    16,392              13,189                       12,701
12,958                    17,404              13,474                       12,584
14,084                    18,921              14,373                       12,693
17,431                    20,162              14,602                       12,490
19,681                    22,485              13,871                       12,818
17,075                    23,664              16,720                       12,256
27,195                    33,685              20,383                       16,112
26,372                    35,722              22,154                       15,738
34,913                    47,677              27,452                       19,443
44,805                    57,148              33,352                       21,668
62,438                    66,674              34,859                       23,568
55,117                    67,816              37,497                       22,341
72,657                    83,702              43,200                       25,644
77,294                    84,643              46,253                       24,351
87,186                    95,050              51,204                       25,390
98,312                    113,242             58,770                       28,370
106,853                   126,686             64,746                       29,917
112,395                   129,177             64,807                       28,788
141,650                   150,385             71,358                       31,571
164,975                   170,626             75,311                       34,007
250,946                   220,586             83,417                       41,731
299,279                   245,553             89,980                       44,436
359,694                   264,676             92,220                       45,588
391,920                   259,177             97,721                       42,276


$391,920
Standard &
Poor's 500
Composite
Index/1/ with
dividends
reinvested

$259,177
IFA/2,3/ with
dividends
reinvested

$97,721
Lehman Bros.
Aggregate
Bond Index/1,4/
with interest
compounded

$42,276
IFA/2,5/ not
including
dividends

$10,000/2/
original
investment

                 1974/#/       1975         1976         1977         1978         1979         1980
Value of Dividends:
Dividends        $344          735          860          780          842          936          952
in Cash

Dividends        $347          785          998          969          1,117        1,333        1,463
Reinvested

Value of Investment:
Dividends        $8,767        10,141       12,155       12,701       12,584       12,693       12,490
in Cash

Dividends        $9,088        11,391       14,751       16,392       17,404       18,921       20,162
Reinvested

IFA Total        (9.1)%        25.3         29.5         11.1         6.2          8.7          6.6
Return



                 1981          1982         1983         1984         1985         1986         1987
Value of Dividends
Dividends        1,047         1,202        1,280        1,344        1,438        1,550        1,636
in Cash

Dividends        1,743         2,187        2,549        2,896        3,365        3,909        4,431
Reinvested

Value of Investment
Dividends        12,818        12,256       16,112       15,738       19,443       21,668       23,568
in Cash

Dividends        22,485        23,664       33,685       35,722       47,677       57,148       66,674
Reinvested

IFA Total        11.5          5.2          42.3         6.0          33.5         19.9         16.7
Return



                 1988          1989         1990         1991         1992         1993         1994
Value of Dividends
Dividends        1,543         1,711        1,578        1,764        1,715        1,713        1,726
in Cash

Dividends        4,479         5,338        5,269        6,311        6,578        6,995        7,471
Reinvested

Value of Investment
Dividends        22,341        25,644       24,351       25,390       28,370       29,917       28,788
in Cash

Dividends        67,816        83,702       84,643       95,050       113,242      126,686      129,177
Reinvested

IFA Total        1.7           23.4         1.1          12.3         19.1         11.9         2.0
Return



                 1995          1996         1997         1998         1999         2000
Value of Dividends
Dividends        1,751         1,766        1,968        1,959        2,211        2,320
in Cash

Dividends        8,046         8,581        10,075       10,531       12,446       13,741
Reinvested

Value of Investment
Dividends        31,571        34,007       41,731       44,436       45,588       42,276
in Cash

Dividends        150,385       170,626      220,586      245,553      264,676      259,177
Reinvested

IFA Total        16.4          13.5         29.3         11.3         7.8          (2.1)
Return


Average annual compound return for 26-2/3 years:13.0%/2,3/

/#/For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser), through July 31, 1974.

/1/The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

/2/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/3/Includes reinvested dividends of $133,953 and reinvested capital gain distributions of $76,319. From April 1990 to September 1994, the fund paid daily dividends; therefore, total values for this period were adjusted for cumulative dividends ex- but not yet paid. After this period, quarterly dividends were resumed.

/4/From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 2000, the Lehman Brothers Aggregate Bond Index was used.

/5/Includes capital gain distributions of $16,920, but does not reflect income dividends of $38,671 taken in cash.
Past results are not predictive of future results.
[End chart]




FINDING OPPORTUNITIES IN A CHANGING LANDSCAPE

[Begin Sidebar]
Investing in the "new economy" with a conservative, income-oriented strategy [End Sidebar]

A year ago, all we heard were stories of nimble Internet start-up companies beating traditional companies at providing goods and services for customers. The big companies were called mastodons, brick-and-mortars and symbols of the so-called "old economy" - sluggish, stagnant and washed up.

Electric utilities? A staid, no-growth industry, some pundits said. Investors showed little interest. Yield was considered by many to be passe; everyone seemed to be focusing on technology because of higher and higher share prices. Forget dividends.
Today, the investment landscape is changing.

[Begin Sidebar]
All figures are based on net asset value with all distributions reinvested. [End Sidebar]

[Illustration of man and woman walking along path]

- In contrast with a year ago, many big, established companies - the ones that pay dividends and qualify for The Income Fund of America's portfolio - are using information technology to streamline their operations. Major competitors in such industries as oil and paper are joining forces to form business-to-business procurement ventures on the Internet. They seek to save billions of dollars and speed better products to customers.

- The traditional view of electric utilities is that they are stodgy, no-growth organizations, yet today, they are on the cusp of a revolution. The digital economy - already 10% of total power usage - is increasing the need for high-quality, uninterrupted power. Consider that the handheld "personal digital assistant"- one of the most popular consumer electronics - can use as much energy as a refrigerator, if you include recharging, wireless communications and the support systems behind each device.

- So-called "old economy" stocks, which pay dividends, suddenly looked a lot better to investors after the technology-heavy Nasdaq Index fell 37% from its March 10 high to May 23. After a period of sharp volatility, many investors seem to appreciate the relative calm of stocks that offer higher yields.

[Begin Pull Quote]
The new economy and
the old economy
are quickly becoming
artificial distinctions.
[End Pull Quote]


[Begin mountain chart]
COMPANIES ARE INVESTING MORE IN INFORMATION TECHNOLOGY

1970 Q1          0.316
Q2               0.32
Q3               0.306
Q4               0.312
1971 Q1          0.299
Q2               0.321
Q3               0.326
Q4               0.339
1972 Q1          0.348
Q2               0.341
Q3               0.346
Q4               0.351
1973 Q1          0.364
Q2               0.378
Q3               0.392
Q4               0.414
1974 Q1          0.424
Q2               0.422
Q3               0.456
Q4               0.472
1975 Q1          0.465
Q2               0.443
Q3               0.431
Q4               0.426
1976 Q1          0.432
Q2               0.46
Q3               0.487
Q4               0.52
1977 Q1          0.522
Q2               0.537
Q3               0.546
Q4               0.582
1978 Q1          0.619
Q2               0.657
Q3               0.691
Q4               0.721
1979 Q1          0.754
Q2               0.77
Q3               0.808
Q4               0.851
1980 Q1          0.886
Q2               0.922
Q3               0.973
Q4               0.971
1981 Q1          0.999
Q2               1.036
Q3               1.065
Q4               1.126
1982 Q1          1.193
Q2               1.137
Q3               1.147
Q4               1.12
1983 Q1          1.194
Q2               1.25
Q3               1.291
Q4               1.379
1984 Q1          1.387
Q2               1.464
Q3               1.524
Q4               1.608
1985 Q1          1.587
Q2               1.622
Q3               1.579
Q4               1.627
1986 Q1          1.642
Q2               1.685
Q3               1.658
Q4               1.713
1987 Q1          1.678
Q2               1.701
Q3               1.762
Q4               1.732
1988 Q1          1.764
Q2               1.819
Q3               1.855
Q4               1.87
1989 Q1          1.89
Q2               1.982
Q3               2.035
Q4               2.058
1990 Q1          2.044
Q2               2.02
Q3               2.006
Q4               2.066
1991 Q1          2.055
Q2               2.102
Q3               2.165
Q4               2.229
1992 Q1          2.248
Q2               2.34
Q3               2.444
Q4               2.443
1993 Q1          2.507
Q2               2.542
Q3               2.662
Q4               2.673
1994 Q1          2.742
Q2               2.767
Q3               2.822
Q4               2.915
1995 Q1          3.038
Q2               3.188
Q3               3.24
Q4               3.403
1996 Q1          3.539
Q2               3.606
Q3               3.744
Q4               3.813
1997 Q1          4.003
Q2               4.173
Q3               4.427
Q4               4.535
1998 Q1          4.776
Q2               4.987
Q3               5.162
Q4               5.339
1999 Q1          5.646
Q2               5.999
Q3               6.301
Q4               6.471
6/30/2000 Q1     6.848
Q2               7.237


Source: U.S. Bureau of Economic Analysis.

Investment in information technology expressed as a percentage of U.S. gross domestic product.

[End mountain chart]



NEW ECONOMY MEETS REAL ECONOMY

"The new economy and the old economy are quickly becoming artificial distinctions," says Janet McKinley, president of IFA. "All companies, no matter how basic their goods and services, are trying to raise productivity and profitability by using new technology."

Even though its primary goal is to provide investors with above-average income, IFA is very much a part of the changing investment landscape. After all, the fund's secondary objective is to build a portfolio that delivers long-term capital appreciation.

Many people don't realize that IFA has exposure to evolving technologies consistent with its conservative investment strategy. While the fund focuses on attractive investments which produce a continual stream of dividends and interest payments, surprisingly, many of these investments also offer exposure to the Internet revolution and the power of information technology - but with less risk.

IFA's equity strategy covers a wide variety of dividend-paying companies. Oil companies, electric utilities and banks are among the many sectors of the economy grappling with rapidly changing technology. Some have been more successful than others. Let's take a closer look at how IFA is finding opportunities in today's changing investment landscape.

[Begin Pull Quote]
The Internet is creating
what may be an
oil industry revolution.
[End Pull Quote]


OIL INDUSTRY REVOLUTION?

Oil has always been a technology-intensive industry, requiring complex engineering feats to find, extract and deliver crude. Now, the Internet is creating what may be an oil industry revolution - affecting all aspects of the business, up and down the line, from oil exploration and delivery of crude to new Internet services at your neighborhood gas station. "The Internet is making the oil industry rethink and re-engineer how it does business," says Cathy Kehr, oil analyst for Capital Research and Management Company, the investment adviser for IFA. "The Internet will take out a layer of cost and add a layer of efficiency." Some companies (including several in IFA's portfolio) are taking the lead while others are watching to see what happens, Cathy says.

One of the leaders in this change is Shell, a sizable IFA holding, with its participation in Petroleum Place, an Internet energy marketplace. This business-to-business Web site allows companies to access oil property auctions, geotechnical data and a directory of industry providers of products and services. As a result, Shell and other oil industry participants can utilize this powerful tool to cut costs and create new business opportunities.


[Begin pie chart]
WHICH INDUSTRIES WILL BE USING THE INTERNET FOR BUSINESS-TO-BUSINESS ACTIVITY?

                                                         Projected Shares
Chemicals                                                23.27%
Computers - Hardware/Software/Networking                 14.70
Industrial Equipment                                     9.34
Energy - Oil/Gas/Mining                                  8.89
Agriculture                                              8.25
Government Spending to Businesses                        6.26
Paper                                                    6.19
Aerospace/Defense Electronics                            5.10
Information Services                                     3.54
Motor Vehicles and Parts                                 3.14
Other (Includes Transportation, Pharmaceutical,
    Food/Beverage, Medical Equipment, Financial
    Service and Electronics)                             11.31


Source: Goldman Sachs.

This pie chart shows estimated projected shares of the Internet business-to-business economy by industry segment for 2004. IFA has significant investments in the chemicals, oil and gas, motor vehicles, paper and industrial equipment industries.
[End pie chart]


In general, Internet buying and selling of goods such as drill pipe and ethylene, and services such as refinery maintenance, lowers costs by removing layers of middlemen, increasing competition and speeding up transactions.

The use of the Internet in the oil business has really taken off in the last 12 months and is expected to increase, Cathy says. "Profit margins are very thin and competition is fierce in the oil industry, and what the Internet offers - time and cost savings up and down the line - is of the utmost importance to companies such as Shell."

[Begin Pull Quote]
Almost everything we use
contains microprocessors,
needing ever more
reliable power to operate.
[End Pull Quote]



MEETING THE POWER CHALLENGE

Everyone takes it for granted: We flip the switches and turn on the appliances. But it is not just blenders and toasters now. We find that almost everything we use today contains microprocessors, needing ever more reliable power to operate. "It is not considered a $sexy' industry, but everyone is using more electricity, and increasingly, it has to be uninterrupted. That costs extra," says Janet McKinley.

In 1995, personal computers consumed about 3% of all electrical energy in the U.S. In 1999, electrical consumption by microprocessor-related products (including personal computers) had increased to 10%. As the Internet revolution continues to permeate all aspects of society, and the youngest generation grows up, the use of all things digital will only increase power needs.

What do we do about so much of a good thing? A number of electric utility companies in the IFA portfolio are aware of this growing need and are retooling. Some, including DTE Energy, Consolidated Edison and Entergy, are members of Pantellos. This Internet e-commerce site is an example of strategic plans to use the Internet to improve operating efficiency. The goal is to lower the cost of doing business. Through Pantellos, participants will be able to purchase lines, poles, transformers and other distribution materials.

No one wants to worry about whether turning on the air conditioner on a hot day will blow the power grid. Meeting that reliability challenge is going to require something we haven't seen from this industry in a while - growth - both in power generation and transmission. New plants, and new technologies for producing, transmitting and trading, will enable the best managements in the industry to deliver growing profits and dividends to their shareholders.



BANKS: THE JURY IS STILL OUT

Not every industry can adapt to doing business on the Internet without some bumps along the way. Most banks have Web sites, but most haven't made a lot of headway in getting large numbers of consumers involved in Internet banking, says Joyce Gordon, bank analyst for Capital Research. "The big regional banks like Bank of America and Wells Fargo, two IFA holdings, have embraced the Internet, but the smaller regional banks haven't," she says. Why hasn't Internet banking been a big success? "Many people still have security questions about banking on the Internet," Joyce says. "Most people still like to go into bank branches." This all may change when a younger generation of bank customers gains critical mass, she adds.

[Begin Pull Quote]
Convertible securities
have allowed the fund
to participate in
growth companies.
[End Pull Quote]



CONVERTIBLE SECURITIES OFFER NEW OPPORTUNITIES

"Convertible securities have allowed the fund to participate in medical, biomedical and technology investments," says Hilda Applbaum, one of IFA's seven portfolio counselors. "These companies typically don't pay any dividends, but have exciting growth prospects."

Convertible bonds and convertible preferred are hybrids - part bond and part stock. As bonds, they provide a regular fixed-income stream, usually at a lower yield than conventional bonds of the same company, but higher than what the common stock might yield. "Typically, when you buy a convertible, you get 75% to 80% of the upside if the underlying stock goes up and only 40% to 50% of the downside if the stock declines," she says.

Burr-Brown convertible bonds are an example of a successful high-tech investment. When IFA bought Burr-Brown, this semi-conductor manufacturer was "under a cloud," Hilda says. Investors were moving out of technology, but we had confidence that even if there were to be a downturn in the economy, Burr-Brown would continue to produce positive earnings. In June of this year, Texas Instruments, the world leader in digital signal processors, acquired Burr-Brown for $7.6 billion. The result: With Burr-Brown officially part of Texas Instruments now, its perceived creditworthiness has improved, sharply increasing the value of IFA's investment. Burr-Brown's stock price also appreciated nicely.

[Begin pie chart]
A LOOK AT IFA'S CONVERTIBLE SECURITIES* - GROWTH WITH YIELD

Electronic Components & Instruments                                    13.69%
Leisure & Tourism                                                      9.55
Health & Personal Care                                                 9.37
Business & Public Services                                             8.34
Diversified Telecommunication Services                                 8.33
Energy Sources & Equipment                                             7.21
Utilities: Electric & Gas                                              5.27
Forest Products & Paper                                                5.27
Broadcasting & Publishing                                              4.84
Financial Services                                                     4.69
Transportation                                                         4.12
Other Industries                                                       19.32

*Percent of IFA's convertible securities by industry.
[End pie chart]

[Begin Pull Quote]
High-yield bonds
offer added exposure to
the new economy.
[End Pull Quote]



HIGH-YIELD BONDS DO DOUBLE DUTY

High-yield bonds (currently yielding from 10% to 15% annually) help IFA provide above-average dividends at a time when stock market yields are near all-time lows. They also offer added exposure to portions of the new economy. Many of the fund's high-yield bond investments are in wireless telecommunications and broadcasting and media companies. IFA has particularly benefited from its wireless telecommunications bond investments. "These new companies need investors to raise capital, and we can make significant gains if things turn out right," says David Daigle, Capital Research high-yield bond analyst. Take VoiceStream Wireless Corp. Earlier this year, IFA became the company's largest bondholder. In the last week of July, Deutsche Telekom, the German telecommunications company, agreed to acquire the fast-growing VoiceStream for $45.5 billion. "We made a considerable return on our investment," David says.


[Begin chart]
MORE TECHNOLOGY COMPANIES
ISSUE HIGH-YIELD CORPORATE BONDS

Technology-related high-yield bonds as a percentage of all high-yield bonds issued

Year                                         By total dollar volume
1993                                         25.1%
1994                                         26.8
1995                                         44.0
1996                                         40.4
1997                                         37.5
1998                                         41.6
1999                                         47.5
June 30, 2000                                70.6


Source: Chase Securities.

Companies in the cable, media, entertainment, telecommunications and technology areas are issuing a substantial percentage of all high-yield corporate bonds. [End chart]



THE BOTTOM LINE FOR IFA INVESTORS:
EXPOSURE TO NEW OPPORTUNITIES

So what does all this mean for IFA investors? Even though shareholders have chosen IFA for its conservative, income-oriented approach, they have not picked a fund that is invested in yesterday's companies. Many of the large, mature companies among IFA's equity holdings are already beginning to see benefits from their participation in the Internet and information technology. As more and more U.S. companies tap into the Internet revolution, IFA shareholders will have the opportunity to participate in the advantages of the new technology as well. -



WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in The Income Fund of America, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:


- A long-term, value-oriented approach:

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.


- An unparalleled global research effort:

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.


- A multiple portfolio counselor system:

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

[Illustration of woman looking at a United States flag]


- Experienced investment professionals:

More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.


- A commitment to low operating expenses:

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.



A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(M)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)
State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE "A PORTFOLIO FOR EVERY INVESTOR." THE INCOME FUND OF AMERICA AT A GLANCE



Results at a Glance (with dividends reinvested or interest compounded)

[Begin chart]

                                             Total Returns for Periods Ended July 31, 2000

                                             12 Months      10 Years         Lifetime/1/
The Income Fund of America                   -2.1%          +206.1%          +2,650.7%

Standard & Poor's 500 Stock                  +9.0           +407.1           +3,819.1
Composite Index

Lehman Brothers Aggregate Bond               +6.0           +111.3           + 877.2
Index/2/

Credit Suisse First Boston High              +0.5           +168.7           -
Yield Index

Consumer Price Index (inflation)/3/          +3.5           + 32.4           + 276.0

Average Savings Institution/4/               +3.7           + 51.4           + 416.6


/1/Since December 1, 1973, when Capital Research and Management Company became IFA's investment adviser.

/2/From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Aggregate Bond Index did not yet exist.

/3/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/4/Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board that reflect all kinds of savings deposits, including longer term certificates. Savings accounts are guaranteed; the fund is not. [End chart]


[Begin chart]
GROWTH OF INCOME IN IFA VS. INFLATION
YEARS ENDED JULY 31

Year End         IFA           CPI
7/31/75          100.0         100.0
7/31/76          127.0         105.4
7/31/77          123.5         112.5
7/31/78          142.1         121.2
7/31/79          169.7         134.9
7/31/80          186.3         152.6
7/31/81          222.0         169.0
7/31/82          278.6         179.9
7/31/83          324.5         184.3
7/31/84          368.8         192.1
7/31/85          428.5         198.9
7/31/86          497.8         202.0
7/31/87          564.4         210.0
7/31/88          570.4         218.6
7/31/89          679.7         229.5
7/31/90          670.9         240.6
7/31/91          803.8         251.3
7/31/92          837.8         259.2
7/31/93          890.7         266.4
7/31/94          951.4         273.8
7/31/95          1,024.5       281.4
7/31/96          1,092.8       289.7
7/31/97          1,283.0       296.1
7/31/98          1,341.1       301.1
7/31/99          1,585.0       307.6
7/31/00          1,749.8       318.5


This chart shows how IFA has produced growth of income that has far exceeded the growth of inflation over the past 26 years. IFA income figures are at net asset value with dividends and capital gains reinvested. IFA figures are calculated using a hypothetical $10,000 investment on July 31, 1974. Inflation is represented by the Consumer Price Index, U.S. city average for all urban consumers (Source: U.S. Department of Labor, Bureau of Labor Statistics). Both IFA income and the CPI for fiscal year 1975 are indexed to 100.
[End chart]



[Begin bar chart]
ANNUAL INCOME FROM IFA, S&P 500 AND 3-MONTH CDS
YEARS ENDED JULY 31

Through        IFA            S&P500           CD's
7/31/80         $ 1,610        $  967           $1,930
7/31/85         $ 3,702        $1,621           $2,622
7/31/90         $ 5,797        $2,917           $3,388
7/31/95         $ 8,852        $3,897           $2,925
7/31/00         $15,118        $5,339           $4,019


This chart compares the annual income produced by a hypothetical $10,000 investment on July 31, 1974 in three different investments - IFA, the S&P 500 and 3-month certificates of deposit (CDs). The chart shows the annual income at 5-year intervals over the past 26 years in snapshots. All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. CD income assumes that the individual reinvests both principal and interest from previous CD at the going rate at the time of purchase. CDs are guaranteed; the fund is not.
[End bar chart]



The Income Fund of America, Inc.
July 31, 1999

Asset Mix Comparison at July 31, 1999

                                                          Percent of
Invesetment Portfolio                                     Net Assets
------------------------------------                      ----------
U.S. Equity Securities*                                          48.1
Non-U.S. Equity Securities                                       12.9
Government Bonds                                                  6.9
Other Fixed-Income Securities                                    20.9
Cash & Equivalents                                               11.2

*Also includes 0.5% in Canadian
         equities that are part of the S&P 500.


                                                          Percent of
Five Largest Industries in Equity Holdings                Net Assets
------------------------------------                      ----------
Banking                                                           8.5
Utilities: Electric & Gas                                         8.4
Energy Sources                                                    7.5
Telecommunications                                                5.3
Forest Products & Paper                                           4.1








                                                          PERCENT OF
Ten Largest Equity Holdings                               NET ASSETS
------------------------------------                      ----------
U S WEST                                                          1.9
First Union                                                       1.9
Phillips Petroleum                                                1.5
Atlantic Richfield                                                1.4
J.C. Penney                                                       1.3
Weyerhaeuser                                                      1.2
Bank of America                                                   1.1
Houston Industries                                                0.9
USX-Marathon                                                      0.9
J.P. Morgan                                                       0.9


THE INCOME FUND OF AMERICA
7/31/00

INVESTMENT PORTFOLIO:
                                                                       Percent of
                                                                       Net Assets
U.S. Equity Securities*                                                       48.5
Non-U.S. Equity Securities                                                    14.7
Government Bonds                                                               5.5
Other Fixed-Income Securities                                                 22.4
Cash & Equivalents                                                             8.9

*Also includes 0.7% in Canadian equities that are part of the S&P 500.

FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS:

July 31, 2000                                                          Percent of
                                                                       Net Assets
Utilities: Electric & Gas                                                      8.7
Energy Sources & Equipment                                                     6.3
Banking                                                                        6.2
Forest Products & Paper                                                        4.8
Real Estate                                                                    3.4

TEN LARGEST EQUITY HOLDINGS:

July 31, 2000                                                          PERCENT OF
                                                                       NET ASSETS
First Union                                                                    1.6
Philip Morris                                                                  1.3
Royal Dutch Petroleum/"Shell" Transport and Trading                            1.2
Georgia-Pacific                                                                1.2
Weyerhaeuser                                                                   1.1
Dow Chemical                                                                   1.1
Time Warner                                                                    1.1
Bank of America                                                                1.1
Consolidated Edison                                                            1.0
Ford Motor                                                                     1.0



The Income Fund of America, Inc.
Investment Portfolio, July 31, 2000

                                                                                Shares or       Market  Percent
                                                                                Principal        Value   of Net
EQUITY SECURITIES                                                                  Amount         (000)  Assets
Utilities: Electric & Gas - 8.67%
Consolidated Edison, Inc.                                                        6,016,500      182,375     1.00
DTE Energy Co.                                                                   3,400,000      106,675      .59
Southern Co.                                                                     4,301,100      105,108      .58
Unicom Corp.                                                                     2,350,000       96,497      .53
Ameren Corp.                                                                     2,500,000       90,469      .50
Equitable Resources, Inc. (1)                                                    1,697,500       88,376      .49
PECO Energy Co.                                                                  2,045,000       87,296      .48
MCN Energy Group Inc.                                                            3,550,000       76,769      .42
American Electric Power Co., Inc.                                                2,105,000       69,070      .38
Florida Progress Corp.                                                           1,395,000       68,355      .38
Entergy Corp.                                                                    2,450,100       66,459      .37
GPU, Inc.                                                                        2,380,700       63,089      .35
Dominion Resources, Inc.                                                         1,375,000       62,477      .34
Wisconsin Energy Corp.                                                           2,900,000       57,637      .32
El Paso Energy Capital Trust I 4.75%                                               650,000       39,975      .22
convertible preferred 2028
Scottish Power PLC                                                               4,300,000       36,072      .20
OGE Energy Corp.                                                                 1,810,000       34,390      .19
Cinergy Corp.                                                                    1,250,000       32,500      .18
Northeast Utilities                                                              1,450,000       32,081      .18
New Jersey Resources Corp.                                                         750,000       30,000      .16
Coastal Corp., FELINE PRIDES, 6.625% 2004                                          800,000       26,350      .14
Pinnacle West Capital Corp.                                                        487,300       19,279      .11
Eastern Enterprises                                                                300,000       18,787      .10
Kinder Morgan, Inc. 8.25% PEPS                                                     341,300       15,977      .09
 convertible preferred 2001, units
Peoples Energy Corp.                                                               501,300       15,885      .09
Puget Sound Energy, Inc.                                                           700,000       15,881      .09
South Jersey Industries, Inc.                                                      500,000       13,531      .07
National Power PLC                                                               1,580,000       10,882      .06
TECO Energy, Inc.                                                                  467,200       10,249      .06
                                                                                              1,572,491     8.67

Energy Sources & Equipment - 6.25%
"Shell" Transport and Trading Co., PLC                                           4,202,800      202,785
 (New York registered)
Royal Dutch Petroleum Co. (New York registered)                                    300,000       17,475     1.21
Phillips Petroleum Co.                                                           3,375,000      171,492      .95
USX-Marathon Group                                                               6,800,000      165,325      .91
Texaco Inc.                                                                      2,854,600      141,124      .78
CONSOL Energy Inc. (1)                                                           4,500,000       77,344      .43
Conoco Inc., Class A                                                             1,963,800       43,940
Conoco Inc., Class B                                                             1,350,000       31,134      .41
Ultramar Diamond Shamrock Corp.                                                  2,900,000       66,337      .37
Sunoco, Inc.                                                                     2,142,000       52,211      .29
Occidental Petroleum Corp.                                                       2,500,000       50,625      .28
Unocal Capital Trust $3.125 convertible preferred                                1,040,000       46,020      .25
Kerr-McGee Corp. 5.50% DECS convertible notes 2004                                 865,000       36,330      .20
Diamond Offshore Drilling, Inc. 3.75%                                          $18,700,000       19,862      .11
 convertible debentures 2007
Pogo Trust I, Series A, 6.50% convertible                                          200,000       10,250      .06
 preferred 2029
                                                                                              1,132,254     6.25

Banking - 6.24%
First Union Corp.                                                               11,161,400      288,104     1.59
Bank of America Corp.                                                            4,179,800      198,018     1.09
FleetBoston Financial Corp.                                                      3,021,280      108,200      .60
Commonwealth Bank of Australia                                                   6,307,037      101,452      .56
Westpac Banking Corp.                                                           13,634,249       96,780      .53
Bank of Nova Scotia                                                              2,400,000       60,609      .33
BANK ONE CORP.                                                                   1,868,500       59,442      .33
Lloyds TSB Group PLC                                                             5,400,000       48,212      .27
J.P. Morgan & Co. Inc.                                                             360,000       48,060      .27
Bank of New York Co., Inc.                                                         855,000       40,025      .22
Wells Fargo & Co.                                                                  590,000       24,374      .13
BancWest Corp.                                                                   1,200,000       22,125      .12
National Australia Bank Ltd.,                                                     $800,000       20,400      .11
 exchangeable capital units
NB Capital Corp. 8.35% exchangeable depositary shares                              520,000       12,025      .07
Banco Nacional de Mexico, SA 11.00%                                             $4,175,000        4,300      .02
 exchangeable notes 2003 (2)
                                                                                              1,132,126     6.24

Forest Products & Paper - 4.76%
Georgia-Pacific Corp., Timber Group (1)                                          5,450,000      165,203
Georgia-Pacific Corp., Georgia-Pacific Group                                     1,400,000       43,400     1.15
 7.50% PEPS convertible preferred 2004, units
Weyerhaeuser Co.                                                                 4,542,900      207,554     1.14
UPM-Kymmene Corp.                                                                5,120,000      126,318      .70
International Paper Co.                                                          2,689,640       91,448
International Paper Co., Capital Trust 5.25%                                       400,000       16,500      .59
 convertible preferred 2025
AssiDoman AB                                                                     5,600,000       86,831      .48
Potlatch Corp.                                                                   1,350,000       46,406      .26
Stora Enso Oyj, Class R                                                          3,375,111       32,713      .18
APP Finance (VI) Mauritius Ltd. 0%                                            $144,000,000       22,320      .12
 convertible debentures 2012
Westvaco Corp.                                                                     650,000       17,834      .10
Kimberly-Clark de Mexico, SA de CV                                               2,400,000        6,948      .04
                                                                                                863,475     4.76

Real Estate - 3.41%
Equity Residential Properties Trust                                              2,190,000      109,226
Equity Residential Properties Trust,                                               600,000       14,025      .68
 Series G, 7.25% convertible preferred
Boston Properties, Inc.                                                          2,634,600      109,336      .60
Spieker Properties, Inc.                                                         1,275,000       65,902      .36
Amoy Properties Ltd.                                                            70,000,000       63,734      .35
Weingarten Realty Investors                                                      1,325,000       54,822      .30
AMB Property Corp.                                                               1,225,000       29,247      .16
Hysan Development Co. Ltd.                                                      20,691,635       26,269      .14
CenterPoint Properties Corp.                                                       580,000       24,650      .14
ProLogis Trust, Series D, 7.92% preferred                                        1,080,000       22,275      .12
Equity Office Properties Trust                                                     525,000       16,012      .09
Sun Hung Kai Properties Ltd.                                                     2,000,000       15,902      .09
Archstone Communities Trust                                                        564,000       14,629      .08
Duke-Weeks Realty Corp., Series B, 7.99%                                           300,000       12,187      .07
 preferred cumulative step-up premium rate
Simon DeBartolo Group, Inc., Series C,                                             300,000       11,925      .07
 7.89% preferred cumulative step-up premium rate
Meditrust Corp., paired stock                                                    3,340,000        8,350      .05
IAC Capital Trust, Series A, 8.25% TOPRS preferred                                 300,000        6,750      .04
Hongkong Land Holdings Ltd.                                                      2,800,000        4,760      .03
New Plan Realty Trust, Series D, 7.80%                                             112,500        4,461      .02
preferred cumulative step-up premium rate
Kimco Realty Corp.                                                                 100,000        4,125      .02
                                                                                                618,587     3.41

Diversified Telecommunication Services - 3.12%
AT&T Corp.                                                                       4,725,000      146,180      .81
SBC Communications Inc.                                                            985,000       41,924
SBC Communications Inc. 7.75% DECS                                                 463,000       41,207      .46
 convertible preferred 2001
Telecom Italia SpA, nonconvertible savings shares                               12,520,000       79,033      .44
Verizon Communications (formed by the merger                                     1,128,000       53,016      .29
 of Bell Atlantic Corp. and GTE Corp.)
Qwest Communications International Inc. (merged                                  1,125,937       52,849      .29
 with U S West, Inc.)
Global Crossing Ltd. 6.75% convertible preferred                                   120,000       25,500
Global Crossing Ltd. 7.00% convertible preferred                                    25,000        4,294
Global Crossing Ltd. 7.00% convertible preferred (2)                                80,000       13,740      .24
Telefonos de Mexico, SA de CV 4.25% convertible                                $27,660,000       34,430      .19
 debentures 2004
TELUS Corp.                                                                      1,051,700       32,324      .18
Koninklijke PTT Nederland NV                                                       683,636       24,735
Koninklijke PTT Nederland NV (ADR)                                                  93,964        3,459      .15
Rhythms NetConnections Inc. 6.75%                                                  250,000       10,812      .06
 convertible preferred (2)
Allegiance Telecom, Inc., warrants, expire 2008 (2,3,4)                             20,000        1,814      .01
NEXTLINK Communications, Inc. 14.00% preferred 2009 (5)                             12,292          624      .00
ICG Holdings, Inc., warrants, expire 2005 (2,3,4)                                   19,800          140      .00
                                                                                                566,081     3.12

Beverages & Tobacco - 2.97%
Philip Morris Companies Inc.                                                     9,400,000      237,350     1.31
R.J. Reynolds Tobacco Holdings, Inc. (1)                                         5,200,000      147,550      .81
Southcorp Ltd.                                                                  28,767,057       81,406      .45
Imperial Tobacco Ltd.                                                            4,000,000       38,948      .22
Gallaher Group PLC                                                               4,800,000       25,526      .14
UST Inc.                                                                           500,000        7,250      .04
                                                                                                538,030     2.97

Chemicals - 2.89%
Dow Chemical Co.                                                                 7,051,500      202,731     1.12
DSM NV                                                                           3,072,005       93,457      .52
Imperial Chemical Industries PLC (ADR)                                           3,230,000       92,661      .51
Monsanto Co. 6.50% ACES convertible                                              1,108,800       53,222      .29
 preferred 2001, units
Hercules Inc.                                                                    3,400,000       50,787      .28
Crompton Corp.                                                                   1,831,394       17,971      .10
International Flavors & Fragrances Inc.                                            409,300       10,949      .06
Millennium Chemicals Inc.                                                          150,400        2,331      .01
                                                                                                524,109     2.89

Merchandising - 2.85%
Safeway PLC                                                                     41,150,000      169,980      .94
May Department Stores Co.                                                        4,670,000      110,912      .61
J.C. Penney Co., Inc.                                                            6,800,000      109,650      .61
J Sainsbury PLC                                                                  8,650,000       42,080      .23
Coles Myer Ltd.                                                                 10,619,900       40,500      .22
Woolworths Ltd.                                                                  9,000,385       31,564      .17
PETsMART, Inc. 6.75% convertible                                               $17,500,000       11,725      .07
 subordinated notes 2004 (2)
Tultex Corp., warrants, expire 2007 (3,4)                                        1,522,401            0      .00
                                                                                                516,411     2.85

Insurance - 2.48%
American General Corp.                                                           2,394,800      159,703      .88
Royal & Sun Alliance Insurance Group PLC                                        14,550,000       88,273      .49
HSB Group, Inc. (1)                                                              1,450,000       51,475      .28
SAFECO Corp.                                                                     2,200,000       50,737      .28
XL Capital Ltd.                                                                    720,000       47,520      .26
Lincoln National Corp.                                                             800,000       34,900      .19
Ohio Casualty Corp.                                                              2,000,000       17,781      .10
                                                                                                450,389     2.48

Food & Household Products - 2.13%
General Mills, Inc.                                                              4,544,100      156,203      .86
H.J. Heinz Co.                                                                   2,600,000      103,837      .57
Nabisco Group Holdings Corp.                                                     3,000,000       79,500      .44
Kellogg Co.                                                                      1,780,000       46,169      .26
                                                                                                385,709     2.13

Transportation - 1.62%
British Airways PLC                                                             26,000,000      146,639      .81
CSX Corp.                                                                        2,350,000       58,309      .32
Union Pacific Capital Trust 6.25% TIDES                                            110,000        4,634
 convertible preferred 2028
Union Pacific Capital Trust 6.25% TIDES                                            976,200       41,122      .25
convertible preferred 2028 (2)
Norfolk Southern Corp.                                                           1,300,000       24,212      .14
Canadian National Railway Co. 5.25%                                                400,000       18,600      .10
 convertible preferred 2029
                                                                                                293,516     1.62

Electronic Components & Instruments - 1.60%
Advanced Micro Devices, Inc. 6.00% convertible                                 $45,150,000       92,846      .51
 subordinated notes 2005
Hubbell Inc., Class B                                                            2,580,000       62,242      .34
Burr-Brown Corp. 4.25% convertible subordinated                                $17,800,000       26,447      .15
notes 2007 (2)
SCI Systems, Inc. 3.00% convertible subordinated                               $20,000,000       21,271      .12
 debentures 2007
Semtech Corp. 4.50% convertible subordinated                                   $18,530,000       20,290      .11
notes 2007 (2)
Adaptec, Inc. 4.75% convertible subordinated                                   $23,000,000       19,904      .11
 notes 2004
Macronix International Co., Ltd. 1.00% convertible                             $16,500,000       19,140      .10
 subordinated notes 2005 (2)
Premier Farnell PLC                                                              1,280,000        9,913      .05
Thermo Instrument Systems Inc. 4.00% convertible                               $10,000,000        8,375      .05
 subordinated debentures 2005
Quantum Corp. 7.00% convertible subordinated                                    $7,000,000        5,530      .03
 notes 2004
Thomas & Betts Corp.                                                               250,000        4,875      .03
                                                                                                290,833     1.60

Health & Personal Care - 1.58%
Sepracor Inc. 6.25% convertible subordinated                                    $7,350,000       32,707
 debentures 2005 (2)
Sepracor Inc. 7.00% convertible subordinated                                    $6,000,000       10,740
 debentures 2005
Sepracor Inc. 7.00% convertible subordinated                                   $15,000,000       26,850      .39
 debentures 2005 (2)
Eli Lilly and Co.                                                                  550,000       57,131      .32
Athena Neurosciences, Inc. 4.75% convertible notes 2004                        $32,500,000       49,319      .27
Pharmacia Corp. (formerly Pharmacia & Upjohn, Inc.)                                788,065       43,147      .24
American Home Products Corp.                                                       765,000       40,593      .22
IVAX Corp. 5.50% convertible subordinated                                      $15,000,000       22,575      .12
notes 2007 (2)
Glycomed Inc. 7.50% convertible subordinated                                    $5,000,000        4,000      .02
 debentures 2003
                                                                                                287,062     1.58

Broadcasting & Publishing - 1.53%
Time Warner Inc. (formerly Houston Industries                                    2,605,520      199,811     1.10
 Inc. 7.00% ACES convertible preferred 2000)
UnitedGlobalCom, Inc., Class C, 7.00% convertible                                   75,000        4,875
 preferred
UnitedGlobalCom, Inc., Class C, 7.00% convertible                                  700,000       45,500
 preferred (2)
UnitedGlobalCom, Inc., Class D, 7.00% convertible                                  500,000       25,219      .42
 preferred
NTL Inc., warrants, expire 2008 (2,3,4)                                             25,650        1,191      .01
TVN Entertainment Corp., warrants, expire 2008 (2,3,4)                              10,000            0      .00
                                                                                                276,596     1.53

Business & Public Services - 1.49%
Thames Water PLC                                                                 3,725,000       44,501      .24
Cendant Corp. 7.50% PRIDES convertible preferred                                 1,425,000       28,856
Cendant Corp., rights, expire 2001 (3)                                           1,400,000       10,500      .22
Waste Management, Inc. 4.00% covertible debentures 2002                        $42,000,000       38,745      .21
United Utilities PLC                                                             3,521,463       35,080      .19
Alexander & Baldwin, Inc.                                                        1,375,000       34,633      .19
Interpublic Group of Companies, Inc. 1.87%                                     $17,000,000       16,001
 convertible subordinated notes 2006 (2)
Interpublic Group of Companies, Inc. 1.87%                                      $5,500,000        5,198      .12
 convertible subordinated notes 2006
PSINet Inc., Series D, 7.00% convertible                                           650,000       16,900      .09
 preferred 2049 (2)
Amkor Technology, Inc. 5.00% convertible notes 2007 (2)                        $15,000,000       12,394      .07
Budget Group, Inc. 6.25% TIDES convertible                                         583,000       12,243      .07
 preferred 2005
Hyder PLC                                                                        1,489,173        7,205      .04
Pitney Bowes Inc.                                                                  150,000        5,194      .03
Nationwide Health Properties, Inc., Series A,                                       50,000        2,868      .02
 7.677% preferred cumulative step-up premium rate
Integrated Health Services, Inc. 5.75% convertible                              $1,250,000            0      .00
 debentures 2001 (6)
                                                                                                270,318     1.49

Financial Services - 1.29%
Household International, Inc.                                                    2,453,280      109,324      .60
Bell Atlantic Financial Services, Inc. 5.75%                                    $3,500,000        3,408
 convertible debentures 2003
Bell Atlantic Financial Services, Inc. 5.75%                                   $24,500,000       23,974
 convertible debentures 2003 (2)
Bell Atlantic Financial Services, Inc. 4.25%                                   $39,000,000       45,825      .40
 convertible debentures 2005 (2)
Health Care Property Investors, Inc.                                             1,287,900       38,315      .21
Fannie Mae                                                                         200,000        9,975      .06
Wilshire Financial Services Group Inc. (1)                                       2,150,517        2,554      .02
                                                                                                233,375     1.29

Automobiles - 1.07%
Ford Motor Co.                                                                   3,778,600      175,941      .97
General Motors Corp.                                                               300,000       17,081      .10
                                                                                                193,022     1.07

Multi-Industry - 1.00%
BFGoodrich Co.                                                                   2,200,000       78,513      .43
TI Group PLC                                                                     7,000,000       38,274      .21
Thyssen Krupp AG                                                                 2,185,000       37,695      .21
Swire Pacific Capital Ltd. 8.84% cumulative                                      1,125,000       22,500
 guaranteed perpetual capital securities (2)
Swire Pacific Offshore Financing Ltd. 9.33%                                        195,000        3,900      .15
 cumulative guaranteed perpetual capital securities (2)
                                                                                                180,882     1.00

Leisure & Tourism - 0.88%
Seagram Co. Ltd. 7.50% ACES convertible preferred 2002                           1,960,000      103,145      .57
Host Marriott Financial Trust 6.75% QUIPS                                          600,000       22,500      .12
convertible preferred 2026
Six Flags Inc. (formerly Premier Parks Inc.)                                       450,000       15,244      .09
 7.50% PIES convertible preferred 2001
FelCor Lodging Trust Inc.                                                          450,000        9,844      .06
AMCV Capital Trust I 7.00% convertible preferred 2015                              200,000        7,650      .04
AMF Bowling Worldwide, Inc. 0% convertible                                     $26,391,000          495      .00
debentures 2018 (2)
                                                                                                158,878      .88

Metals: Steel & Nonferrous - 0.82%
Phelps Dodge Corp.                                                               2,084,841       84,827      .47
Freeport-McMoRan Copper & Gold Inc., Series A,                                   1,400,000       16,975
 $1.75 convertible preferred
Freeport-McMoRan Copper & Gold Inc., Class B                                       300,000        2,700      .11
Corus Group PLC                                                                 14,519,000       18,324      .10
Inco Ltd. 5.75% convertible debentures 2004                                    $17,250,000       15,353      .08
USX-U.S. Steel Group                                                               600,000       10,763      .06
                                                                                                148,942      .82

Industrial Components - 0.81%
Dana Corp.                                                                       2,475,000       56,770      .31
Tomkins PLC                                                                     13,000,000       42,940      .24
Federal-Mogul Corp. 7.00% convertible preferred 2027                             1,150,000       24,150      .13
Tower Automotive Capital Trust 6.75%                                                67,500        2,109
 convertible preferred 2018
Tower Automotive Capital Trust 6.75%                                               450,000       14,063      .09
convertible preferred 2018 (2)
Visteon Corp.                                                                      494,743        6,926      .04
                                                                                                146,958      .81

Recreation & Other Consumer Products - 0.57%
EMI Group PLC                                                                    8,260,267       76,718      .42
Pennzoil-Quaker State Co.                                                        2,000,000       25,000      .14
V2 Music Holdings PLC 6.50% 2012 (2,4)                                          $8,122,000        2,193
V2 Music Holdings, warrants, expire 2008 (2,3,4)                                    14,750            0      .01
                                                                                                103,911      .57

Machinery & Engineering - 0.56%
Pall Corp.                                                                       1,998,300       41,465      .23
Ingersoll-Rand Co. 6.75% PRIDES convertible preferred                            1,400,000       28,788      .16
Metso Oyj                                                                        1,779,998       19,399      .11
Thermo Electron Corp. 4.25% convertible                                        $13,000,000       12,090      .06
 subordinated debentures 2003 (2)
                                                                                                101,742      .56

Miscellaneous Materials & Commodities - 0.56%
Crown Cork & Seal Co., Inc.                                                      3,950,000       55,053      .31
Anglogold Ltd.                                                                     675,000       26,748      .15
Iluka Resources Ltd. (formerly Westralian Sands Ltd.)                            4,044,436       11,071      .06
Owens-Illinois, Inc. 4.75% convertible preferred                                   340,000        7,735      .04
                                                                                                100,607      .56

Wireless Telecommunication Services - 0.24%
Price Communications Corp. (3)                                                     933,222       20,764      .11
MediaOne Group, Inc. 7.00% PIES convertible                                        480,000       19,800      .11
 preferred 2002
VoiceStream Wireless Corp. (formerly Omnipoint                                      25,965        3,330      .02
 Corp.) (3)
McCaw International, Ltd., warrants, expire                                         31,500           79      .00
 2007 (2,3,4)
Comunicacion Celular SA, Class B, warrants,                                         31,000            3      .00
 expire 2003 (2,3,4)
                                                                                                 43,976      .24

Other Industries - 0.30%
Newell Financial Trust I 5.25% QUIPS                                               823,000       31,686      .17
 convertible preferred 2027
TXI Capital Trust I 5.50% convertible preferred 2028                               450,000       13,781      .08
Ingram Micro Inc. 0% convertible debentures 2018                               $24,515,000        9,224      .05
Protection One Alarm Monitoring, Inc.,                                              57,600           15      .00
 warrants, expire 2005 (2,3,4)
                                                                                                 54,706      .30

Miscellaneous - 1.51%
Other equity securities in initial                                                              273,807     1.51
period of acquisition

Total Equity Securities   (cost: $11,119,224,000)                                            11,458,793    63.20


                                                                                Principal       Market  Percent
                                                                                   Amount        Value   of Net
BONDS & NOTES                                                                        (000)        (000)  Assets

Wireless Telecommunication Services - 4.06%
Nextel Communications, Inc.:
 0%/9.75% 2007 (7)                                                                  74,325       55,372
 0%/10.65% 2007 (7)                                                                  5,975        4,661
 0%/9.95% 2008 (7)                                                                 177,650      129,240
 12.00% 2008                                                                         4,000        4,300
 0%/12.125% 2008 (7)                                                                37,450       24,155
 12.75% 2010 (2)                                                                     2,000        1,960
McCaw International, Ltd. (owned by                                                 46,850       36,074
 Nextel Communications, Inc.) 0%/13.00% 2007 (7)
Nextel Partners, Inc.:
 0%/14.00% 2009 (7)                                                                 26,029       17,830
 11.00% 2010 (2)                                                                     5,000        4,988     1.54
Omnipoint Corp.: (4)
 11.625% 2006                                                                       55,350       62,130
 11.50% 2009 (2)                                                                    27,750       31,080      .51
VoiceStream Wireless Corp.: (2)
 10.375% 2009                                                                       43,374       46,519
 0%/11.875% 2009 (7)                                                                45,725       32,236      .43
Clearnet Communications Inc.:
 0%/14.75% 2005 (7)                                                                  6,000        6,150
 DLJ Secured Loan Trust, Class A-2, 9.995% 2007 (2,8)                               25,000       25,125
0%/10.125% 2009 (7)                                                                 49,150       28,507      .33
Crown Castle International Corp.: (7)
 0%/10.625% 2007                                                                     4,600        3,473
 0%/10.375% 2011                                                                    39,750       24,744
 0%/11.25% 2011                                                                     40,500       26,122      .30
SpectraSite Holdings, Inc.: (7)
 0%/12.00% 2008                                                                     38,250       25,819
 0%/11.25% 2009                                                                      7,000        4,165      .16
PageMart Wireless, Inc.: (7)
 0%/15.00% 2005                                                                     16,160       15,675
 0%/11.25% 2008                                                                     31,000       12,400      .15
Comunicacioon Celular SA 0%/14.125% 2005 (2,7)                                      31,000       23,637      .13
Leap Wireless International, Inc. 0%/14.50% 2010 (2,7)                              47,750       21,249      .12
PanAmSat Corp. 6.125% 2005                                                          17,000       15,676      .09
Loral Orion Network Systems, Inc. 11.25% 2007                                       24,950       15,594      .09
Dobson Communications Corp. 10.875% 2010 (2)                                        14,750       14,492      .08
Dobson/Sygnet Communications Co. 12.25% 2008                                        10,750       11,046      .06
Sprint Spectrum LP, Sprint Spectrum                                                  6,000        6,588      .04
Finance Corp. 11.00% 2006
PTC International Finance BV 0%/10.75% 2007 (7)                                      5,000        3,588      .02
Teligent, Inc. 11.50% 2007                                                           2,000        1,480      .01
Cellco Finance NV 15.00% 2005                                                          650          704      .00
                                                                                                736,779     4.06

Broadcasting, Advertising & Publishing - 2.89%
Charter Communications Holdings, LLC.:
 8.25% 2007                                                                         35,000       31,150
 10.00% 2009                                                                        10,000        9,750
 0%/11.75% 2010 (7)                                                                  2,000        1,150
 0%/9.92% 2011 (7)                                                                  53,750       30,906      .40
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                        33,850       34,019
 0%/9.75% 2007(7)                                                                   43,750       36,203      .39
NTL Inc.:
 0%/12.75% 2005 (7)                                                                 22,000       22,550
 Series B, 10.00% 2007                                                              10,000        9,650
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (7)                                   18,500       17,344      .27
Time Warner Inc.:
 9.625% 2002                                                                         3,000        3,104
 7.75% 2005                                                                          9,500        9,580
 8.18% 2007                                                                         20,000       20,447
 9.125% 2013                                                                         5,000        5,505
 7.25% 2017                                                                          8,000        7,457      .25
Chancellor Media Corp. of Los Angeles:
 8.125% 2007                                                                        30,500       30,729
 Series B, 8.75% 2007                                                                4,500        4,545
 9.00% 2008                                                                          9,000        9,203      .25
CBS Corp. 7.15% 2005                                                                29,500       29,019      .16
TeleWest PLC:
 9.625% 2006                                                                         5,000        4,750
 0%/11.00% 2007 (7)                                                                 20,500       19,680      .13
CSC Holdings, Inc.:
 7.25% 2008                                                                          8,000        7,523
 8.125% 2009                                                                         8,000        7,844
 9.875% 2013                                                                         6,000        6,120      .12
Radio One, Inc. 7.00%/12.00% 2004 (7)                                               16,500       17,737      .10
TCI Communications, Inc. 8.00% 2005                                                 15,000       15,307      .08
Adelphia Communications Corp. 10.50% 2004                                            3,000        3,008
Century Communications Corp. 8.75% 2007                                             13,200       11,748      .08
STC Broadcasting, Inc. 11.00% 2007                                                  14,500       14,282      .08
British Sky Broadcasting Group PLC 8.20% 2009                                       14,250       13,219      .07
Hearst-Argyle Television, Inc. 7.00% 2018                                           12,425       10,620      .06
Rogers Communications Inc. 8.875% 2007                                              10,000       10,000      .05
Young Broadcasting Inc.:
 10.125% 2005                                                                        3,750        3,712
 Series B, 8.75% 2007                                                                5,250        4,909      .05
Liberty Media Corp. 7.875% 2029                                                      8,600        8,376      .05
Multicanal Participacoes SA, Series B, 12.625% 2004                                  6,475        6,710      .04
Sun Media Corp. 9.50% 2007                                                           6,071        6,071      .03
Telemundo Holdings, Inc., Series B, 0%/11.50% 2008 (7)                               8,500        6,035      .03
Antenna TV SA 9.00% 2007                                                             5,250        4,883      .03
Acme Television, LLC, Series B, 0%/10.875% 2004 (7)                                  4,920        4,692      .03
Fox Family Worldwide, Inc. 0%/10.25% 2007 (7)                                        5,000        3,612      .02
RBS Participacoes SA 11.00% 2007 (2)                                                 4,250        3,559      .02
Gray Communications Systems, Inc. 10.625% 2006                                       3,500        3,535      .02
American Media Operations 10.25% 2009                                                3,500        3,439      .02
TransWestern Publishing Co. LLC 9.625% 2007                                          3,500        3,439      .02
Muzak LP:
 9.875% 2009                                                                         1,250        1,100
 0%/13.00% 2010 (7)                                                                  3,750        2,025      .02
TVN Entertainment Corp. 14.00% 2008                                                 10,000        2,013      .01
Lenfest Communications, Inc. 7.625% 2008                                             2,000        1,954      .01
                                                                                                524,213     2.89

Banking - 2.83%
SB Treasury Co. LLC, Series A, 9.40%                                               126,000      121,165      .67
 noncumulative preferred (2)
SocGen Real Estate Co. LLC, Series A,                                               71,500       65,774      .36
 7.64%/8.406% (undated) (2,7,8)
MBNA Corp., MBNA:
 Capital A, Series A, 8.278% 2026                                                    8,200        6,787
 Capital B, Series B, 7.191% 2027 (8)                                               32,000       26,790      .19
Fuji JGB Investment LLC, Series A, 9.87%                                            34,250       33,072      .18
 noncumulative preferred (2,8)
BNP U.S. Funding LLC, Series A, 7.738%                                              33,200       30,799      .17
noncumulative preferred (2,8)
Tokai Preferred Capital Co. LLC, Series A,                                          31,500       30,365      .17
 9.98%/11.091% noncumulative preferred (2,7)
HSBC Capital Funding LP, Series 1, 9.547%                                           21,500       22,383
 noncumulative preferred (2,8)
Midland Bank PLC 7.188% Eurodollar notes                                             5,000        3,950      .15
 (undated) (8)
Dime Bancorp, Inc. 6.375% 2001                                                      15,000       14,888
Dime Capital Trust I, Dime Bancorp, Inc.,                                            9,425        8,702      .13
 Series A, 9.33% 2027
Riggs Capital Trust II:
 8.625% 2026                                                                         1,500        1,177
 8.875% 2027                                                                        25,000       20,140      .12
Advanta Corp.:
 7.50% 2000                                                                          4,000        3,998
 6.925% 2002                                                                         5,000        4,410
 6.91% 2002                                                                          5,000        4,410
 Series D, 6.833% 2002                                                               5,000        4,390      .09
Washington Mutual Capital I, subordinated                                           10,000        8,894
 capital income securities 8.375% 2027
Ahmanson Capital Trust I, capital securities,                                        8,000        7,041      .09
 Series A, 8.36% 2026 (2)
Capital One Capital I 7.941% 2027 (2,8)                                             13,500       11,543      .06
Standard Chartered Bank 7.063% Eurodollar notes                                     15,000        9,969      .05
 (undated) (8)
Skandinaviska Enskilda Banken AB 7.50% (undated) (2,8)                              10,405        9,223      .05
IBJ Preferred Capital Co. LLC, Series A, 8.79%                                      10,000        9,078      .05
 noncumulative preferred (2,8)
Canadian Imperial Bank of Commerce 6.50%                                            10,000        7,787      .04
 Eurodollar notes (undated) (8)
Bank of Nova Scotia 6.50% Eurodollar notes                                          10,000        7,753      .04
 (undated) (8)
HSBC Americas, Inc. 7.808% 2026 (2)                                                  8,000        6,925      .04
Bank of Scotland 7.00% (undated) (2,8)                                               7,500        6,842      .04
Komercni Finance BV 9.00%/10.75% 2008 (2,7)                                          6,000        5,775      .03
Sakura Capital Funding 7.778% (undated) (2,8)                                        5,000        4,813      .03
BCI US Funding Trust I 8.01% (undated) (2,8)                                         5,000        4,577      .03
Citigroup Inc. 7.45% 2002                                                            4,000        4,017      .02
Chevy Chase Bank, FSB 9.25% 2005                                                     4,000        3,760      .02
Fleet Capital Trust 7.775% 2028 (8)                                                  2,500        2,416      .01
                                                                                                513,613     2.83

Business & Public Services - 1.14%
Allied Waste North America, Inc.:
 7.625% 2006                                                                         5,000        4,512
 10.00% 2009                                                                        76,375       66,446      .39
Columbia/HCA Healthcare Corp.:
 6.87% 2003                                                                         10,575       10,007
 7.15% 2004                                                                          6,000        5,610
 6.91% 2005                                                                         10,750        9,863
 8.85% 2007                                                                         16,770       16,602
 8.70% 2010                                                                          9,500        9,286      .28
Waste Management, Inc.:
 6.70% 2001                                                                          3,000        2,965
 6.50% 2002                                                                          7,000        6,657
 6.375% 2003                                                                         5,050        4,761
 7.00% 2004                                                                          4,060        3,799
 7.00% 2006                                                                          6,500        5,983
 7.10% 2026                                                                         20,125       19,190      .24
Cendant Corp. 7.75% 2003                                                            12,000       11,574      .06
Concentra Operating Corp., Series A, 13.00% 2009                                    11,000        9,350      .05
Paracelsus Healthcare Corp. 10.00% 2006                                             30,100        7,826      .04
Protection One Alarm Monitoring, Inc. 13.625% 2005 (8)                               3,246        2,532      .02
Actuant Corp. 13.00% 2009 (2)                                                        2,500        2,531      .02
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                              2,500        2,288      .01
Integrated Health Services, Inc.: (6)
 10.25% 2006 (8)                                                                    16,900          169
 Series A, 9.50% 2007                                                               87,095          871
 Series A, 9.25% 2008                                                               68,298          683      .01
Iron Mountain Inc.  8.75% 2009                                                       1,750        1,575      .01
Safety-Kleen Services, Inc.:
 9.25% 2008                                                                         20,000          800
 9.25% 2009                                                                         10,000          312      .01
Mariner Health Group, Inc. 9.50% 2006 (6)                                           15,250          153      .00
                                                                                                206,345     1.14

Forest Products & Paper - 0.87%
Container Corp. of America:
 10.75% 2002                                                                         2,050        2,060
 9.75% 2003                                                                         45,550       45,550
 Series A, 11.25% 2004                                                              19,500       19,695      .37
Scotia Pacific Co. LLC, Timber Collateralized notes:
 Series B, Class A-2, 7.11% 2014                                                    15,800       12,446
 Series B, Class A-3, 7.71% 2014                                                    16,000       10,880      .13
Pindo Deli Finance Mauritius Ltd.:
 10.25% 2002                                                                        12,000        8,310
 10.75% 2007                                                                        24,150       13,584      .12
International Paper Co. 7.67% 2002 (2,8)                                            15,000       14,992      .08
Packaging Corp. of America, Series B, 9.625% 2009                                   12,875       13,132      .07
Grupo Industrial Durango, SA de CV 12.00% 2001                                       6,000        6,135      .04
Copamex Industrias, SA de CV, Series B, 11.375% 2004                                 5,930        5,767      .03
Advance Agro Capital BV 13.00% 2007                                                  4,925        3,349      .02
Indah Kiat Finance Mauritius Ltd.:
 11.875% 2002                                                                          700          548
 10.00% 2007                                                                         3,050        1,777      .01
                                                                                                158,225      .87

Diversified Telecommunication Services - 0.80%
NEXTLINK Communications, Inc.:
 9.00% 2008                                                                          1,250        1,125
 0%/12.125% 2009 (7)                                                                14,000        7,980
 0%/12.25% 2009 (7)                                                                 34,500       20,700      .17
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (7)                                                                 32,000       23,520
 12.875% 2008                                                                        3,475        3,753      .15
GT Group Telecom Inc., units, 0%/13.25% 2010 (2,7)                                  24,750       13,117      .07
Qwest Communications International Inc.                                             15,000       12,944      .07
0%/9.47% 2007 (7)
US Xchange, LLC 15.00% 2008 (4)                                                     13,500       12,582      .07
Viatel, Inc.:
 11.25% 2008                                                                        16,550        9,434
 0%/12.50% 2008 (7)                                                                  4,000        1,460
 11.50% 2009                                                                         1,000          580      .06
Netia Holdings BV:
 10.25% 2007                                                                         3,625        3,081
 0%/11.25% 2007 (7)                                                                  9,250        6,614      .05
SBA Communications Corp. 0%/12.00% 2008 (7)                                         11,175        8,102      .05
AT&T Corp. 6.50% 2002                                                                7,000        6,920      .04
COLT Telecom Group PLC 0%/12.00% 2006 (7)                                            7,500        6,619      .04
IMPSAT Corp. 12.375% 2008                                                            5,000        4,063      .02
VersaTel Telecom International NV 11.875% 2009                                       2,250        2,216      .01
                                                                                                144,810      .80

Energy & Related Companies - 0.77%
Clark Refining & Marketing, Inc.:
 9.50% 2004                                                                          1,675        1,524
 8.375% 2007                                                                         4,960        4,067
 8.875% 2007                                                                        46,750       32,725      .21
Oryx Energy Co.:
 8.00% 2003                                                                          5,345        5,388
 8.375% 2004                                                                        12,750       13,155
 8.125% 2005                                                                         8,500        8,664      .15
PDVSA Finance Ltd.:
 9.75% 2010                                                                          5,000        4,810
 7.40% 2016                                                                         18,465       14,818      .11
Petrozuata Finance, Inc.: (2)
 Series A, 7.63% 2009                                                               10,285        8,700
 Series B, 8.22% 2017                                                               10,000        7,925      .09
Pogo Producing Co. 10.375% 2009                                                     10,000       10,325      .06
AES Drax Holdings Ltd. 10.41% 2020 (2)                                               6,000        6,202      .04
OXYMAR 7.50% 2016 (2)                                                                8,000        5,976      .03
Cross Timbers Oil Co. 8.75% 2009                                                     5,750        5,578      .03
Newfield Exploration Co., Series B, 7.45% 2007                                       6,000        5,503      .03
Louis Dreyfus Natural Gas Corp. 6.875% 2007                                          5,000        4,510      .02
                                                                                                139,870      .77

Transportation - 0.76%
Jet Equipment Trust: (2,9)
 Series 1995-B, 10.91% 2014                                                          4,750        5,152
 Series 1995-B, Class A, 7.63% 2015                                                  3,533        3,433
 Series 1995-A, Class B, 8.64% 2015                                                 13,250       13,144
 Series 1995-B, Class C, 9.71% 2015                                                  5,500        5,650
 Series 1995-A, Class C, 10.69% 2015                                                 5,000        5,329      .18
Atlas Air, Inc., Pass-Through Trust, Series                                         32,291       30,286      .17
 1998-1, Class A, 7.38% 2019 (9)
Airplanes Pass Through Trust, pass-through                                          21,457       19,963      .11
 certificates, Series 1, Class C, 8.15%  2019 (9)
Pegasus Aviation Lease Securitization, Series                                       19,000       19,321      .10
 2000-1, Class A2, 8.37% 2030 (2)(9)
Continental Airlines, Inc.:
 9.50% 2001                                                                          4,500        4,590
 pass-through certificates, Series 1996: (9)
  Class A, 6.94% 2015                                                                7,985        7,677
  Class C, 9.50% 2015                                                                5,767        5,870      .10
United Air Lines, Inc.:
 9.00% 2003                                                                          8,000        7,907
 pass-through certificates, Series 1996-A2,                                          5,000        4,287      .07
 7.87% 2019 (9)
Delta Air Lines, Inc., pass-through certificates,                                    5,000        4,886      .03
 Series 1992-A2, 9.20% 2014 (9)
                                                                                                137,495      .76
Financial Services - 0.72%
GS Escrow Corp.:
 7.00% 2003                                                                          1,550        1,421
 7.391% 2003 (8)                                                                    15,000       14,293
 7.125% 2005                                                                        27,000       24,535      .22
Capital One Financial Corp. 7.125% 2008                                             22,500       19,895      .11
BHP Finance Ltd. 6.75% 2013                                                         20,000       17,992      .10
MBNA Corp., MBNA 6.75% 2008                                                         12,500       11,393      .06
Toyota Motor Credit Corp. 6.00% 2003                                                10,000        9,706      .06
Providian Financial Corp. 9.525% 2027 (2)                                           10,000        7,466      .04
AB Spintab: (2,8)
 6.80% (undated)                                                                     5,150        5,015
 7.50% (undated)                                                                     2,500        2,368      .04
Wharf Capital International, Ltd. 8.875% 2004                                        7,000        7,123      .04
Nebhelp Trust, Student Loan Interest Margin                                          4,155        4,038      .02
 Securities, Series 1998-1, Class A, 6.68% 2016 (2,9)
Ford Motor Credit Co. 6.55% 2002                                                     3,000        2,953      .02
Green Tree Financial Corp. 6.50% 2002                                                2,635        1,660      .01
                                                                                                129,858      .72

General Retailing & Merchandising - 0.59%
J.C. Penney Co., Inc.:
 6.50% 2002                                                                          8,500        7,992
 7.625% 2007                                                                         4,000        2,730
 7.95% 2017                                                                         30,025       24,544      .19
Fred Meyer, Inc. 7.375% 2005                                                        20,000       19,453      .11
WestPoint Stevens Inc. 7.875% 2005                                                  18,000       15,750      .09
Boyds Collection, Ltd.,Series B, 9.00% 2008                                         14,621       13,159      .07
Sears, Roebuck and Co. 9.375% 2011                                                  12,310       13,039      .07
Salton/Maxim Housewares, Inc. 10.75% 2005                                            9,450        9,308      .05
Levi Strauss & Co. 6.80% 2003                                                        1,500        1,260      .01
                                                                                                107,235      .59

Leisure & Tourism - 0.58%
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                               21,500       20,425      .11
International Game Technology 7.875% 2004                                           16,000       15,440      .09
Six Flags Entertainment Corp. 8.875% 2006                                            2,000        1,910
Premier Parks Inc. 9.75% 2007                                                       13,875       13,389      .08
Mirage Resorts, Inc.:
 6.625% 2005                                                                         3,000        2,815
 6.75% 2007                                                                          3,250        2,924
 6.75% 2008                                                                         10,500        9,394      .08
Florida Panthers Holdings, Inc. 9.875% 2009                                         10,000        9,425      .05
Joseph E. Seagram & Sons, Inc. 6.625% 2005                                           9,000        8,612      .05
Boyd Gaming Corp. 9.25% 2003                                                         7,000        6,895      .04
Royal Caribbean Cruises Ltd. 7.00% 2007                                              7,000        5,938      .03
Friendly Ice Cream Corp. 10.50% 2007                                                 3,190        2,584      .02
CKE Restaurants, Inc. 9.125% 2009                                                    3,250        2,112      .01
AMF Bowling Worldwide, Inc.:
 10.875% 2006                                                                        5,500        1,760
 0%/12.25% 2006 (7)                                                                  1,437          316      .01
KSL Recreation Group, Inc. 10.25% 2007                                               1,250        1,206      .01
Carmike Cinemas, Inc., Series B, 9.375% 2009                                         1,550          667      .00
                                                                                                105,812      .58

Electronic Components - 0.49%
Fairchild Semiconductor Corp.:
 10.125% 2007                                                                        1,000        1,013
 10.375% 2007                                                                       24,750       25,307      .15
Hyundai Semiconductor America, Inc.: (2)
 8.25% 2004                                                                          9,840        8,816
 8.625% 2007                                                                        20,000       16,997      .14
Advanced Micro Devices, Inc. 11.00% 2003                                            12,500       13,562      .07
Zilog, Inc. 9.50% 2005                                                              14,050       12,364      .07
Flextronics International Ltd. 8.75% 2007                                            9,000        8,640      .05
SCG Holding Corp. 12.00% 2009                                                        2,125        2,284      .01
                                                                                                 88,983      .49

Utilities: Electric & Gas - 0.40%
Israel Electric Corp. Ltd.: (2)
 7.75% 2009                                                                          6,000        5,822
 8.25% 2009                                                                          8,000        8,056
 7.70% 2018                                                                         22,500       20,537
 8.10% 2096                                                                         14,405       12,389      .26
Edison Mission Energy 7.73% 2009                                                    10,000        9,742      .05
Williams Holdings of Delaware, Inc. 6.50% 2008                                      10,000        9,189      .05
Transener SA 9.25% 2008 (2)                                                          6,850        6,131      .04
                                                                                                 71,866      .40

Insurance - 0.31%
Conseco, Inc. 9.00% 2006                                                             5,175        3,519
Conseco Financing Trust II, capital trust                                           14,750        6,638
 pass-through securities (TRUPS), 8.70% 2026 (9)
Conseco Finance Home Loan Trust: (9)
 Series 1999-G, Class B-2, 10.96% 2029                                              13,688       11,048
 Series 2000-A, Class BV-2, 9.426% 2031 (8)                                          7,100        6,337      .15
Royal & Sun Alliance Insurance Group PLC 8.95% 2029 (2)                              8,750        8,888      .05
ReliaStar Financial Corp. 8.00% 2006                                                 8,000        8,091      .04
Allstate Corp. 7.20% 2009                                                            7,000        6,699      .04
Jefferson-Pilot Corp. 8.14% 2046 (2)                                                 5,000        4,547      .03
                                                                                                 55,767      .31

Multi-Industry - 0.28%
Reliance Industries Ltd.:
 8.25% 2027 (2)                                                                     12,000       11,284
 10.50% 2046 (2)                                                                     5,750        5,336
 Series B, 10.25% 2097                                                               5,000        4,421      .11
Graham Packaging Co.:
 8.75% 2008                                                                          8,475        7,458
 0%/10.75% 2009 (7)                                                                  8,000        4,880      .07
American Standard Inc. 8.25% 2009 (2)                                               10,250        9,891      .05
Innova, S de RL 12.875% 2007                                                         5,000        4,737      .03
Tekni-Plex, Inc. 12.75% 2010 (2)                                                     3,000        3,068      .02
                                                                                                 51,075      .28

Miscellaneous Materials & Commodities - 0.26%
Owens-Illinois, Inc.:
 7.85% 2004                                                                          6,000        5,530
 7.15% 2005                                                                         11,000        9,677
 8.10% 2007                                                                          5,750        5,107      .11
Printpack, Inc. 10.625% 2006                                                        20,270       19,662      .11
Equistar Chemicals, LP 8.50% 2004                                                    7,500        7,507      .04
                                                                                                 47,483      .26

Metals: Steel & Nonferrous - 0.24%
Doe Run Resources Corp., Series B, 11.25% 2005                                      30,525       17,094      .10
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                          9,500        5,914
 7.20% 2026                                                                         16,000       10,885      .09
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                         8,000        7,220      .04
Inco Ltd. 9.60% 2022                                                                 2,625        2,578      .01
                                                                                                 43,691      .24

Real Estate - 0.24%
FelCor Suites LP:
 7.375% 2004                                                                        10,000        9,107
 7.625% 2007                                                                         5,000        4,475      .08
Security Capital Group Inc. 7.15% 2007                                              15,000       13,500      .07
ProLogis Trust 7.05% 2006                                                           12,000       11,352      .06
Irvine Co. 7.46% 2006 (2,4)                                                          5,000        4,612      .03
                                                                                                 43,046      .24

Industrial Components - 0.24%
Federal-Mogul Corp.:
 7.50% 2004                                                                          3,500        2,905
 7.375% 2006                                                                        32,000       25,920
 7.75% 2006                                                                          6,000        4,860
 7.50% 2009                                                                          5,775        4,418      .21
TRW Inc. 7.125% 2009                                                                 5,000        4,595      .03
BREED Technologies, Inc. 9.25% 2008 (6)                                             29,500          295      .00
                                                                                                 42,993      .24

Food & Household Products - 0.17%
Home Products International, Inc. 9.625% 2008                                       10,500        8,610      .05
Gruma, SA de CV 7.625% 2007                                                          7,750        6,839      .04
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                          5,000        4,925
 Series C, 8.75% 2003                                                                1,250        1,231      .03
New World Pasta Co. 9.25% 2009                                                       9,000        6,120      .03
Delta Beverage Group, Inc. 9.75% 2003                                                3,435        3,332      .02
DGS International Finance Co. BV 10.00% 2007 (2)                                     1,075          304      .00
                                                                                                 31,361      .17

Aerospace & Military Technology - 0.11%
Hughes Electronics Corp. 7.568% 2000 (2,8)                                          20,000       20,000      .11
                                                                                                 20,000      .11

Collateralized Mortgage/Asset-Backed Obligations (9)
(excluding those issued by federal agencies) - 3.60%
Green Tree Financial Corp., pass-through certificates:
 Series 1995-A, Class NIM, 7.25% 2005                                                  855          832
 Series 1993-2, Class B, 8.00% 2018                                                 14,000       12,622
 Series 1995-4, Class B-2, 7.70% 2025                                                1,900        1,041
 Series 1995-3, Class B-2, 8.10% 2025                                               16,121        9,323
 Series 1995-1, Class B-2, 9.20% 2025                                                5,500        3,574
 Series 1995-2, Class B-2, 8.80% 2026                                               11,457        7,077
 Series 1996-2, Class B-2, 7.90% 2027                                               12,950        7,085
 Series 1996-10, Class A-6, 7.30% 2028                                               2,998        2,828
 Series 1996-10, Class B-2, 7.74% 2028                                               4,923        2,599
 Series 1997-1, Class B-2, 7.76% 2028                                                7,396        3,929
 Series 1997-2, Class B-2, 8.05% 2028                                                3,418        1,871
 Series 1998-4, Class B-2, 8.11% 2028                                                6,650        3,961
 Series 1998-3, Class B-2, 8.07% 2030                                                5,000        2,725
Green Tree Recreational, Equipment & Consumer                                       10,000        9,829      .38
 Trust, Series 1999-A, Class A-6, 6.84% 2010
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.068% 2025 (8)                                         25,340       24,962
 Mortgage pass-through certificates:
  Series 1996-C2, Class A-1, 6.69% 2028 (8)                                          2,046        2,021
  Series 1998-C3, Class E, 6.974% 2030 (8)                                           7,980        6,625
  Series 1999-C1, Class A-2, 7.56% 2031                                             11,750       11,786      .25
CS First Boston, Inc.:
 Finance Co. Ltd., Series 1995-A, 10.00% 2005 (2,8)                                 11,375        9,896
 Series 98-FL1, Class E, 7.495% 2013 (2,8)                                          12,300       12,251
 Mortgage Securities Corp., Series 1998-C1,                                         12,620       12,152      .19
 Class A-1A, 6.26% 2040
Gramercy Place Insurance Ltd., Series 1998-A,                                       32,904       32,555      .18
 Class C-2, 8.95% 2002 (2)
Collateralized Mortgage Obligation Trust, Series                                    29,310       29,905      .17
 63, Class Z, 9.00% 2020
Bayview Financial Acquisition Trust: (2,8)
 Series 2000-A, Class B, 9.12% 2030                                                 10,558       10,543
 Series 1998-A, Class M3, 8.62% 2038                                                 5,526        5,440
 Bayview Financial Revolving Mortgage Loan,                                         10,000        9,903      .14
 Series 1999-1, Class M2, 7.92% 2029
MBNA Master Credit Card Trust: (2)
 Series 1999-D, Class B, 6.95% 2008                                                  4,700        4,472
 Series 1998-E, Class C, 6.60% 2010                                                 22,500       20,720      .14
SMA Finance Co., Inc., Series 1998-C1, Class A1,                                    25,607       24,963      .14
 6.27% 2005 (2)
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (2)                                          5,824        5,834
 Series 1996-CF2, Class A1A, 6.86% 2021 (2)                                          3,822        3,792
 Series 1998-CF2, Class A1B, 6.24% 2031                                             15,000       13,804      .13
First USA Credit Card Master Trust, Class A,
 floating-rate asset-backed certificates: (8)
 Series 1998-8, 7.528% 2008 (2)                                                     13,315       13,258
 Series 1997-4, 7.649% 2010                                                          6,500        6,357      .11
GMAC Commercial Mortgage Securities, Inc.,                                          20,750       18,452      .10
Series 1997-C2, Class E, 7.624% 2011
GS Mortgage Securities Corp. II, mortgage                                           20,000       18,397      .10
pass-through certificates, Series 1998-C1,
 Class D, 7.242% 2030 (8)
L.A. Arena Funding, LLC, Series 1, Class A,                                         18,250       17,132      .09
 7.656% 2026 (2)
First Union-Lehman Brothers Bank of America                                         17,614       16,962      .09
Commercial Mortgage Trust, commercial mortgage
 pass-through certificates, Series 1998-C2, 6.28% 2035
Deutsche Mortgage & Asset Receiving Corp.,                                          16,657       16,048      .09
 Series 1998-C1, Class A-1, 6.22% 2031
Commercial Mortgage Acceptance Corp.:
 Series 1998-C1, Class A-1, 6.23% 2007                                               4,921        4,747
 Series 1998-C2, Class A-1, 5.80% 2030                                              11,387       10,858      .09
Morgan Stanley Capital I, Inc.:
 Series 1995-GAL1, Class A-2, 7.50% 2005 (2)                                         7,054        7,107
 Series 1998-WF2, Class A-1, 6.34% 2030                                              8,644        8,361      .09
Residential Reinsurance Ltd. 10.94% 2001 (2,8)                                      15,000       14,962      .08
Metris Master Trust: (2,8)
 Series 1998-1A, Class C, 7.48% 2005                                                 5,000        4,922
 Series 1997-2, Class C, 7.68% 2006                                                 10,000        9,884      .08
Ford Credit Auto Owner Trust:
 Series 1998-B, Class C, 6.40% 2002                                                 10,000        9,801
 Series 1999-B, Class C, 6.65% 2003                                                  3,000        2,930      .07
Structured Asset Securities Corp.,
 pass-through certificates: (8)
 Series 1998-RF2, Class A, 8.54% 2027 (2)                                            2,007        2,043
 Series 1998-RF1, Class A, 8.667% 2027 (2)                                           1,581        1,615
 Series 1999-BC1, Class M2, 7.92% 2029                                               7,500        7,523      .06
Team Fleet Financing Corp.: (2)
 Series 1999-2A, Class D, 7.77% 2002 (8)                                             3,000        2,990
 Series 1999-3A, Class D, 7.60% 2003                                                 7,000        6,916      .05
FIRSTPLUS Home Loan Owner Trust, Series                                             10,000        9,909      .05
 1997-1, Class A-6, 6.95% 2015
Freddie Mac Loan Receivables Trust, Series 1998-A,                                  10,100        9,338      .05
 Class A3, 6.69% 2020 (2)
Resolution Trust Corp.:
 Series 1993-C1, Class D, 9.45% 2024                                                 1,096        1,092
 Series 1993-C2, Class D, 8.50% 2025                                                   163          162
 Series 1995-1, Class A-1, 7.12% 2028                                                8,071        7,934      .05
Chase Commercial Mortgage Securities Corp.,                                          8,919        8,655      .05
 Series 1998-1, Class A1, 6.34% 2030
Capital One Secured Note Trust, Series 1999-2,                                       6,250        6,217
 7.226% 2005 (2,8)
Capital One Master Trust, Series 1999-1, Class C,                                    2,500        2,402      .05
 6.60% 2007 (2)
Fleet Credit Card Master Trust II, Series 1999-A,                                    8,000        8,129      .05
 Class C, floating-rate asset-backed interests,
 7.775% 2004 (2,8)
Nehi Ltd., Series 2000-A, 10.869% 2003 (2,8)                                         8,000        8,000      .04
First Nationwide, Series 1999-2, Class 1PA1                                          8,199        7,635      .04
, 6.50% 2029
H.S. Receivables Corp., Series 1999-1, Class A,                                      6,875        6,785      .04
 8.13% 2004 (2)
GE Capital Mortgage Services, Inc.,                                                  7,321        6,473      .04
 Series 1994-9, Class A9, 6.50% 2024
PNC Mortgage Securities Corp., Series                                                6,865        6,175      .03
 1998-10, Class 1-B1, 6.50% 2028 (2)
First Union Commercial Mortgage Trust,                                               7,000        5,994      .03
 Series 1999-C1, Class E, 6.973% 2035 (8)
Bear Stearns Commercial Mortgage Securities                                         88,385        5,644      .03
 Inc., Series 1999-C1, Class X, interest only,
 1.053% 2031 (8)
EQCC Home Equity Loan Trust, asset-backed certificates,                              5,000        4,953      .03
 Series 1999-3, Class A-3F, 7.067% 2024
Nationslink Funding Corp., Series 1999-1, Class D,                                   5,000        4,639      .03
 7.10% 2031 (8)
Government Lease Trust, Series 1999-C1A, Class B3,                                   6,687        4,557      .03
 4.00% 2011 (2)
Metropolitan Asset Funding, Inc., Series 1998-A,                                     4,669        4,499      .03
 Class B1, 7.728% 2014 (2)
Providian Master Trust, Series 2000-1, Class                                         4,000        4,000      .02
 C, 7.776% 2009 (2,8)
Residential Funding Mortgage Securities I, Inc.,                                     3,923        3,602      .02
 Series 1998-S17, Class M-1, 6.75% 2028
NPF XII, Inc., Series 1999-3, Class B, 7.638%                                        3,000        2,998      .02
 2003 (2,8)
Grupo Financiero Banamex Accival, SA de CV 0% 2002                                   2,698        2,480      .01
Financial Asset Securitization, Inc., Series                                         2,513        2,443      .01
 1997-NAM1, Class B1, 7.75% 2027
Rental Car Finance Corp., Series 1999-1A, Class D,                                   2,500        2,354      .01
 7.10% 2007 (2)
Chevy Chase Master Credit Card Trust II, Series                                      2,000        1,995      .01
1996-C, Class A,  6.766% 2007 (8)
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,                                  1,778        1,769      .01
7.25% 2024                                                                                      653,018     3.60

Federal Agency Obligations: Mortgage
 Pass-Throughs (9) - 1.95%
Government National Mortgage Assn.:
 6.00% 2029                                                                         68,023       62,623
 7.00% 2022-2029                                                                    40,194       39,055
 7.50% 2017-2030                                                                   127,306      126,220
 8.00% 2017-2030                                                                    31,546       31,837
 8.50% 2017-2021                                                                     3,640        3,733
 9.00% 2008-2020                                                                     2,995        3,107
 9.50% 2009-2021                                                                     6,015        6,319
 10.00% 2016-2025                                                                   39,590       41,709
 10.50% 2019                                                                            36           38     1.74

Fannie Mae:
 7.50% 2023                                                                          2,792        2,771
 8.00% 2024                                                                          2,450        2,472
 8.50% 2030                                                                          2,750        2,794
 9.00% 2008-2023                                                                     3,861        3,965
 9.50% 2022                                                                          3,339        3,488
 10.00% 2005-2025                                                                    9,386        9,884
 12.50% 2019                                                                           715          808
 13.00% 2015                                                                         1,759        1,995
 15.00% 2028                                                                           700          822      .16

Freddie Mac:
 8.50% 2008-2010                                                                     3,817        3,878
 9.00% 2007                                                                          2,605        2,666
 11.00% 2018                                                                         2,342        2,536      .05
                                                                                                352,720     1.95

Federal Agency Obligations: Collateralized
Mortgage Obligations (9) - 0.09%
Fannie Mae:
 Series 1996-4, Class ZA, 6.50% 2022                                                 7,054        6,262
 Series 1994-4, Class ZA, 6.50% 2024                                                 5,974        5,407      .06
Freddie Mac:
 Series 178, Class Z, 9.25% 2021                                                     1,387        1,430
 Series 1673, Class SA, 4.33% 2024 (8,10)                                            6,000        3,790      .03
                                                                                                 16,889      .09

Other Federal Agency Obligations - 0.29%
Fannie Mae:
 5.25% 2009                                                                         30,000       26,419
 Medium-Term Note 6.75% 2028                                                        30,000       25,997      .29
                                                                                                 52,416      .29

Governments & Governmental Authorities
 (excluding U.S.) - 0.73%
United Mexican States Government Eurobonds:
 Series C, 0% 2003 (4)                                                               2,307            0
 Global:
  11.375% 2016                                                                      15,500       18,034
  11.50% 2026                                                                       12,000       14,670
 Units, Series C, 7.80% 2019 (8)                                                     1,500        1,494      .19
Panama (Republic of):
 Interest Reduction Bonds 4.50% 2014 (8)                                               250          204
 Past Due Interest Eurobonds 7.75% 2016 (8)                                            547          452
 8.875% 2027                                                                        21,500       18,651
 9.375% 2029                                                                         5,000        4,813      .13
Argentina (Republic of):
 9.75% 2027                                                                          5,000        3,973
 11.00% 2006                                                                         1,635        1,588
 11.375% 2017                                                                       12,900       11,778
 11.75% 2009                                                                         2,230        2,113      .11
Turkey (Republic of) 12.375% 2009                                                   11,750       12,719      .07
Philippines (Republic of) 8.875% 2008                                               11,000        9,790      .05
Ontario (Province of) 5.50% 2008                                                    10,000        8,972      .05
Poland (Republic of), Past Due Interest Bond,                                        9,000        8,181      .05
 Bearer, 6.00% 2014 (8)
Brazil (Federal Republic of):
 Debt Conversion Bonds, Series L, 7.438% 2012 (8)                                    3,750        2,801
 Debt Conversion Bonds, Bearer, Series L,                                            5,000        3,734
 7.438% 2012 (8)
 Bearer 8.00% 2014 (5)                                                               2,155        1,609      .05
Venezuela (Republic of), Eurobonds, 7.875% 2007 (8)                                  5,179        4,331      .02
Mendoza (Province of) 10.00% 2007                                                    3,485        2,396      .01
                                                                                                132,303      .73

U.S. Treasury Obligations - 2.45%
 8.75% August 2000                                                                  22,500       22,514      .12
 6.25% August 2002                                                                  50,000       49,914      .28
 7.00% July 2006                                                                    18,293       19,002      .10
 3.842% January 2008 (8,11)                                                         65,000       67,067      .37
 5.50% May 2009                                                                     27,500       26,383      .15
 10.00% May 2010                                                                    35,500       40,609      .22
 0% February 2015 STRIP                                                             46,440       19,332      .11
 8.875% August 2017                                                                145,025      186,470     1.03
 6.125% November 2027                                                                5,000        5,064      .03
 0% November 2027 STRIP                                                             20,930        4,299      .02
 5.25% February 2029                                                                 3,000        2,708      .02
                                                                                                443,362     2.45

Total Bonds and Notes   (cost: $5,574,896,000)                                                5,051,228    27.86


                                                                                  Shares/
                                                                                Principal       Market  Percent
                                                                                   Amount        Value   of Net
SHORT-TERM SECURITIES                                                                (000)        (000)  Assets

Corporate Short-Term Notes  -  7.36%
BellSouth Capital Funding Corp. 6.51%-6.55%                                        107,000      106,120      .58
 due 8/16-10/2/2000 (2)
Equilon Enterprises, LLC 6.50%-6.53% due                                            93,000       92,009      .51
8/10-10/18/2000
Bell Atlantic Financial Services, Inc.                                              84,800       84,322      .47
6.50%-6.55% due 8/14-9/11/2000
Preferred Receivables Funding Corp. 6.51%-6.56%                                     79,900       79,579      .44
 due 8/8-9/8/2000 (2)
Procter & Gamble Co. 6.48%-6.50% due 8/17-9/26/2000                                 80,000       79,429      .44
American Express Credit Corp. 6.49%-6.51%                                           77,500       77,000      .42
 due 8/25-9/18/2000
AT&T Corp. 6.54%-6.61% due 8/1-8/8/2000                                             75,000       74,922      .41
Wal-Mart Stores, Inc. 6.48%-6.53% due                                               69,000       68,339      .38
 8/15-10/24/2000 (2)
USAA Capital Corp. 6.48%-6.60% due 8/2-9/28/2000                                    67,500       67,050      .37
CIT Group, Inc. 6.51%-6.54% due 8/23-9/19/2000                                      63,900       63,450      .35
General Electric Capital Corp. 6.50%-6.54%                                          60,400       60,232      .33
 due 8/11-8/28/2000
Motorola, Inc. 6.50%-6.53% due 8/18-10/27/2000                                      60,300       59,717      .33
SBC Communications Inc. 6.50%-6.57% due                                             60,000       59,434      .33
 9/11-10/11/2000 (2)
Pharmacia Corp. 6.49%-6.52% due 8/11-8/29/2000                                      54,100       53,913      .30
International Lease Finance Corp. 6.53%-6.55%                                       53,000       52,810      .29
 due 8/4-9/11/2000
Corporate Asset Funding Co. Inc. 6.50%-6.61%                                        50,200       49,990      .28
 due 8/14-9/12/2000 (2)
Lucent Technologies Inc. 6.54%-6.60% due 8/3-8/17/2000                              49,744       49,653      .27
Marsh USA Inc. 6.50%-6.52% due 10/17-12/12/2000 (2)                                 50,000       48,981      .27
Alcoa Inc. 6.50%-6.62% due 8/1-10/11/2000                                           42,200       42,015      .23
Emerson Electric Co. 6.49% due 9/18/2000 (2)                                        37,515       37,182      .21
Minnesota Mining and Manufacturing Co. 6.54%                                        19,200       19,020      .10
 due 9/21/2000
Kimberly-Clark Corp. 6.52% due 8/8/2000 (2)                                          9,500        9,486      .05
                                                                                              1,334,653     7.36

Federal Agency Short-Term Obligations  -  1.28%

Fannie Mae 6.425%-6.50% due 9/21-10/26/2000                                        152,400      150,469      .83
Freddie Mac 6.40%-6.45% due 9/14-9/21/2000                                          81,800       81,066      .45
                                                                                                231,535     1.28
Total Short Term Securities   (cost: $1,566,193,000)                                          1,566,188     8.64
Total Investment Securities   (cost:$18,260,313,000)                                         18,076,209    99.70
Excess of cash and receivables over payables                                                     54,820      .30
NET ASSETS                                                                                   18,131,029   100.00


1. The fund owns 5.02%, 5.03%, 5.16%, 5.73%, 6.76%
 and 10.73% of the outstanding voting
   securities of HSB Group, R.J. Reynolds Tobacco
Holdings, Equitable Resources, CONSOL
   Energy, Georgia-Pacific and Wilshire Financial
 Services Group, respectively, and thus is
   considered an affiliate as defined in the Investment Company Act of 1940.
2. Purchased in a private placement transaction;
resale to the public may require
   registration or sale only to qualified
 institutional buyers.
3. Non-income-producing security.
4. Valued under procedures established by the Board of Directors.
5. Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
6. Company not making interest payments; bankruptcy proceedings pending.
7. Step Bond; coupon rate will increase at a later date.
8. Coupon rate may change periodically.
9. Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturities are
   shorter than the stated maturities.
10.Inverse floater, which is a floating-rate
 note whose interest rate moves in
   the opposite direction of prevailing interest rates.
11.Index-linked bond whose principal amount moves
 with a government retail price
   index.

ADR = American Depositary Receipts

See Notes to Financial Statements

The Income Fund of America
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2000                                                               (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $18,260,313)                                                                            $18,076,209
Cash                                                                                                  3,082
Receivables for--
 Sales of investments                                                             $ 31,090
 Sales of fund's shares                                                              9,759
 Forward currency contracts - net                                                        0
 Dividends and accrued interest                                                    120,026          160,875
                                                                                                 18,240,166

Liabilities:
Payables for--
 Purchases of investments                                                           70,358
 Repurchases of fund's shares                                                       25,526
 Forward currency contracts - net                                                        0
 Dividends on fund's shares                                                              0
 Management services                                                                 4,076
 Accrued expenses                                                                    9,177          109,137
Net Assets at July 31, 2000--
 (authorized capital stock -- 3,000,000,000 shares)                                             $18,131,029

Class A shares, $.001 par value
 Net assets                                                                                     $18,102,315
 Shares outstanding                                                                            1,173,447,200
 Net asset value per share                                                                           $15.43
Class B shares, $.001 par value
 Net assets                                                                                         $28,714
 Shares outstanding                                                                                1,865,200
 Net asset value per share                                                                           $15.39

NOTE
the sum of Net Assets at a fund level s/b equal to the master level Net assets


STATEMENT OF OPERATIONS
for the year ended July 31, 2000                                               (dollars in       thousands)
Investment Income:
Income:
 Dividends                                                                        $551,878
 Interest                                                                          692,092       $1,243,970

Expenses:
 Management services fee                                                            59,946
 Distribution expenses - Class A                                                    47,041
 Distribution expenses - Class B                                                        54
 Transfer agent fee - Class A                                                       13,775
 Transfer agent fee - Class B                                                            4
 Reports to shareholders                                                               559
 Registration statement and prospectus                                               1,024
 Postage, stationery and supplies                                                    3,526
 Directors' fees                                                                       188
 Auditing and legal fees                                                                84
 Custodian fee                                                                       1,060
 Taxes other than federal income tax                                                     2
 Other expenses                                                                        240          127,503
 Net investment income                                                                           $1,116,467

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                                   781,307
Net change from unrealized appreciation to
 unrealized depreciation on investments                                                          (2,461,585)
 Open forward currency contracts                                                      0.000
 Net realized gain and unrealized
  depreciation on investments                                                                    (1,680,278)

Net Decrease in Net Assets Resulting
 from Operations                                                                                 $ (563,811)




STATEMENT OF CHANGES IN NET ASSETS                                             (dollars in       thousands)

                                                                                Year Ended          July 31

                                                                                      2000             1999

Operations:
Net investment income                                                           $1,116,467       $1,120,421
Net realized gain on investments                                                   781,307        1,485,110
Net change in unrealized appreciation
 on investments                                                                 (2,461,585)        (912,310)
Net change in net assets
 resulting from operations                                                        (563,811)       1,693,221

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                        (1,091,155)      (1,109,089)
 Class B                                                                              (238)               -
Distributions from net realized gain on investments:
 Class A                                                                        (1,033,505)      (1,454,557)
 Class B                                                                                 -                -
  Total dividends and distributions                                             (2,124,898)      (2,563,646)

Capital Share Transactions:
Proceeds from shares sold                                                        1,598,045        3,038,713
Proceeds from shares issued in reinvestment
 of net investment income dividends and
  distributions of net realized gain on investments                              1,893,382        2,310,634
Cost of shares repurchased                                                      (5,683,519)      (3,580,068)
 Net change in net assets resulting from
  capital share transactions                                                    (2,192,092)       1,769,279
Total Change in Net Assets                                                      (4,880,801)         898,854

Net Assets:
Beginning of year                                                               23,011,830       22,112,976
End of year (including
 undistributed net investment
 income of: $234,999 and $211,028,
 respectively)                                                                 $18,131,029      $23,011,830


See Notes to Financial Statements

    Income Fund of America
 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -

Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or `when-issued' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended July 31, 2000, such non-U.S. taxes were $12,298,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $368,000 for the year ended July 31, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of July 31, 2000, net unrealized depreciation on investments for federal income tax purposes aggregated $185,101,000 of which $1,711,657,000 related to appreciated securities and $1,896,758,000 related to depreciated securities. During the year ended July 31, 2000, the fund realized, on a tax basis, a net capital gain of $782,678,000 on securities transactions. Net losses incurred during the period related to non-U.S. currency and other transactions of $1,371,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $18,261,310,000 at July 31, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $59,946,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:

                            Net Asset Level (in billions)

Rate                       In Excess of               Up to

 .25%                       $0                         $.5

 .23%                       $.5                        $1

 .21%                       $1                         $1.5

 .19%                       $1.5                       $2.5

 .17%                       $2.5                       $4

 .16%                       $4                         $6.5

 .15%                       $6.5                       $10.5

 .145%                      $10.5                      $17

 .14%                       $17                        $27.5

 .135%                      $27.5


The Board of Directors approved an amended agreement effective January 1, 2000, reducing the fees to:

                            Net Asset Level (in billions)

Rate                       In Excess of               Up to

 .25%                       $0                         $.5

 .23%                       $.5                        $1

 .21%                       $1                         $1.5

 .19%                       $1.5                       $2.5

 .17%                       $2.5                       $4

 .16%                       $4                         $6.5

 .15%                       $6.5                       $10.5

 .144%                      $10.5                      $13

 .141%                      $13                        $17

 .138%                      $17                        $21

 .135%                      $21                        $27

 .133%                      $27                        $34

 .131%                      $34                        $44

 .129%                      $44


The agreement also provides for fees based on 2.25% of the fund's monthly gross investment income.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended July 31, 2000, distribution expenses under the Plans of Distribution for Class A and Class B shares were $47,041,000 and 54,000, respectively. As of July 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $7,043,000 and $22,000, respectively. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,605,000 (after allowances to dealers) during the year ended July 31, 2000 as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $13,779,000 during the year ended July 31, 2000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $866,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,391,648,000 and $8,092,328,000, respectively, during the year ended July 31, 2000.

As of July 31, 2000, net assets consisted of the following:
     (dollars in thousands)

Capital paid in on shares of beneficial                        $17,543,774
interest

Undistributed net investment income                                234,999

Accumulated net realized gain                                      536,381

Net unrealized depreciation                                      (184,125)

Net assets                                                     $18,131,029


The fund reclassified $1,103,000 from undistributed net investment income to additional paid-in capital and reclassified $250,332,000 from undistributed net realized gains to additional paid-in capital for the year ended July 31, 2000 as a result of permanent differences between book and tax.

Capital shares transactions in the fund were as follows:

Capital share transactions table:
                                                                                            (dollars in        thousands)

                                                           Year ended     July 31, 2000      Year ended     July 31, 1999
                                                               Amount            Shares          Amount            Shares
Class A Shares:
  Sold                                                    $ 1,568,830        97,712,045      $3,038,713       172,804,800
  Reinvested dividends and distributions                    1,893,179       121,733,105       2,310,634       134,016,601
  Repurchased                                              (5,682,984)     (360,461,678)     (3,580,068)     (203,714,499)
   Net increase in Class A                                 (2,220,975)     (141,016,528)      1,769,279       103,106,902
Class B Shares: +
  Sold                                                         29,215         1,886,538              -                 -
  Reinvested dividends and distributions                          203            13,113              -                 -
  Repurchased                                                    (535)          (34,451)             -                 -
   Net increase in Class B                                     28,883         1,865,200              -                 -
Total net increase in fund                                $(2,192,092)     (139,151,328)     $1,769,279       103,106,902



+  Class B shares not offered before
 March 15, 2000.


Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended July 31, 2000, the custodian fee of $1,060,000 includes $9,000 that was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS (1)

                                                                                                         Net
                                                                  Net asset                    gains/(losses)
                                                                      value,         Net        on securities
                                                                   beginning   investment      (both realized
                         Year ended                                  of year       income     and unrealized)
Class A:
2000                                                                   $17.51    $.88 (2)         $(1.28) (2)
1999                                                                    18.25          .88                0.45
1998                                                                    18.59          .85                1.11
1997                                                                    15.89          .86                3.55
1996                                                                    14.92          .87                1.11
Class B:
2000                                                                    14.93     .24 (2)            0.41 (2)



                                                                               Dividends
                                                                 Total from   (from net      Distributions
                                                                  investment  investment     (from capital
                         Year ended                               operations    income)          gains)
Class A:
2000                                                                  $(0.40)   $(.87)           $(.81)
1999                                                                    1.33     (.88)           (1.19)
1998                                                                    1.96     (.82)           (1.48)
1997                                                                    4.41     (.90)           (.81)
1996                                                                    1.98     (.83)           (.18)
Class B:
2000                                                                    0.65     (.19)             -



                                                                              Net asset
                                                                  Total       value, end         Total
                         Year ended                           distributions     of year          return
Class A:
2000                                                             $(1.68)        $15.43      (2.08)%
1999                                                             (2.07)          17.51            7.79
1998                                                             (2.30)          18.25           11.32
1997                                                             (1.71)          18.59           29.28
1996                                                             (1.01)          15.89           13.46
Class B:
2000                                                              (.19)          15.39            4.33



                                                                               Ratio of        Ratio of
                                                               Net assets,     expenses        net income
                                                               end of year    to average       to average
                         Year ended                           (in millions)   net assets       net assets
Class A:
2000                                                            $18,102          .63%            5.52%
1999                                                             23,012           .59             4.99
1998                                                             22,113           .59             4.75
1997                                                             18,814           .61             5.09
1996                                                             14,459           .62             5.56
Class B:
2000                                                               29          1.38 (3)         4.57 (3)



                                                                Portfolio
                                                                turnover
                         Year ended                               rate
Class A:
2000                                                           34.73% (4)
1999                                                              44.35
1998                                                              34.68
1997                                                              40.92
1996                                                              37.77
Class B:
2000                                                            34.73 (4)



(1) The years 1996 through 2000 represent, for Class A shares, fiscal years ended July 31.
The period ended July 31, 2000 represents, for Class B shares, the 138-day period ended
July 31, 2000.  Class B shares were not
 offered before March 15, 2000.
Total return for Class B is based on
activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate
 (equivalent for all share classes) for
 the year ended ended July 31, 2000.

 Income Fund of America
 Notes to Financial Statements
 Year ended July 31, 2000

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

During the fiscal year ended July 31, 2000, the fund paid a long-term capital gain distribution of $1,033,505,000 to Class A shareholders. The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 37% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



Independent Auditors' Report
To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through July 31, 2000 for Class B shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through July 31, 2000 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 1, 2000







Board of Directors

Robert A. Fox
Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

Roberta L. Hazard
McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (retired)

Leonade D. Jones
Burlingame, California
Chief Financial Officer and Secretary, VentureThink, LLC;
former Treasurer, The Washington Post Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

Janet A. McKinley
New York, New York
President of the fund
Director, Capital Research and Management Company

James K. Peterson
Tucson, Arizona
Managing Director, Oak Glen Consultancy, LLC;
former Director of Investment Management,
IBM Retirement Fund, IBM Corporation

James W. Ratzlaff
San Francisco, California
Senior Partner, The Capital Group Partners L.P.

Henry E. Riggs
Claremont, California
President, Keck Graduate Institute of Applied Life Sciences

Walter P. Stern
New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital International, Inc.

Patricia K. Woolf
Princeton, New Jersey
Private investor; corporate director; lecturer,
Department of Molecular Biology, Princeton University



Other Officers

Darcy B. Kopcho
Los Angeles, California
Executive Vice President of the fund
Executive Vice President and Director,
Capital Research Company

Stephen E. Bepler
New York, New York
Senior Vice President of the fund
Senior Vice President, Capital Research Company

Abner D. Goldstine
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

Dina N. Perry
Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Hilda L. Applbaum
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

David C. Barclay
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research Company

John H. Smet
Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

Patrick F. Quan
San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. Marcia Gould
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company



[The American Funds Group(r)]


Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard,
Brea, California 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE INCOME FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER SEPTEMBER 30, 2000, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.


Printed on recycled paper

Litho in USA BDC/GRS/4802

Lit. No. IFA-011-0900